UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/30/2013

Item 1. Reports to Stockholders.

8	31	13

ANNUAL REPORT

Oppenheimer Capital Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/30/13*

	Class A Shares of the Fund		Barclays U.S. Aggregate Bond Index	Russell 3000 Index	Reference Index
	Without Sales Charge	With Sales Charge
1-Year	5.30%	–0.75%	–2.47%	20.32%	5.17%
5-Year	1.30	0.11	4.93	7.63	6.78
10-Year	3.49	2.88	4.77	7.60	6.35

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*August 30, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Consolidated Notes to Financial Statements. Index returns are calculated through August 31, 2013.

2	OPPENHEIMER CAPITAL INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 5.30% during the reporting period. On a relative basis, the Fund outperformed its Reference Index, a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index, which returned 5.17%. Measured separately, the Barclays U.S. Aggregate Bond Index returned -2.47% and the Russell 3000 Index returned 20.32%. The Fund also outperformed its peers in the Morningstar Conservative Allocation category, which produced a return of 4.26% during the reporting period. The Fund’s outperformance versus the Reference Index and the Fund’s peers in the Morningstar Conservative Allocation category was driven by its opportunistic and high grade fixed-income strategies.

The Fund’s Class A shares paid four dividends during the period: $0.0618 per share in September 2012, $0.1725 per share in December 2012, $0.0616 per share in March 2013 and $0.0618 per share in June 2013. (The Fund’s NAV on 8/30/13 was $9.29 per share.) Additionally, we believe that upside/downside capture is a good measure of the Fund’s downside protection. For the three-year period ended August 30, 2013, the upside capture was 95% and the downside capture was 55%. This demonstrates that in up markets, the Fund captured 95% of the upside of its peers in the Morningstar Conservative Allocation category, and in down markets it lost roughly only half as much. We believe this data is a testament to the Fund’s blended investment approach as well as its four primary goals of income, capital appreciation, principal protection and inflation protection.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER CAPITAL INCOME FUND	3

MARKET OVERVIEW

For the one-year period ending August 30, 2013, market movements were largely driven by central bank policies. Over the first half of the period, central banks throughout the world established accommodative policies that resulted in a rally among risk markets. In the U.S., the Federal Reserve (the “Fed”) launched an open-ended quantitative easing program involving monthly purchases of $85 billion of U.S. government securities and mortgage-backed securities (“MBS”). When the plan was initially launched in September 2012, it entailed monthly purchases of $40 billion in Treasuries. In December, the Fed added another $45 billion per month of mortgage backed securities. The quantitative easing program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated his intent to support the euro as the European Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted stimulative economic policies and the Bank of Japan (the “BoJ”) announced a massive quantitative easing program.

At the end of May, market volatility picked up measurably as comments from Fed Chairman Ben Bernanke at a Congressional hearing surprised the market when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling, although investment grade credit was certainly not immune. Simultaneously, the intermediate and long-end of the U.S. Treasury curve steepened quite dramatically as investors began to price in the likelihood of higher interest rates in the future. The volatility continued through June as the Federal Open Market Committee (FOMC) issued a statement indicating again that if the U.S. economy continued to improve, the Fed would begin to slow its quantitative easing program.

Equity markets in the U.S. stabilized over the final months of the reporting period when investors came to the realization that an end to the quantitative easing program did not necessarily imply an imminent increase in short-term interest rates. However, fixed-income markets remained volatile.

FUND REVIEW

Equity strategy. The Fund’s equity and equity-like strategy may include common stocks, convertible bonds, preferred stocks and structured notes. This strategy produced a positive absolute return, but underperformed the Russell 3000 Index during the

4	OPPENHEIMER CAPITAL INCOME FUND

period. The strongest performing holdings for the strategy were Actavis, Inc., Lyondellbasell Industries NV and M&T Bank Corp. Our position in Actavis, a specialty pharmaceuticals company, contributed to performance largely due to the acquisition of Warner Chilcott and the announcements of several new product agreements. The acquisition, which is expected to close at year-end, will strengthen Actavis’ existing women’s health business and give it an entry into the gastroenterology and dermatology businesses. We expect the transaction to be accretive to Actavis, which we believe can benefit from Warner Chilcott’s favorable tax structure and manufacturing footprint.

Our position in chemical manufacturer and distributor LyondellBasell Industries aided performance as the company benefited from the sustainability of low feedstock pricing. As a result, estimates have been moving higher and as the durability of that earnings power is better recognized in the market, multiple expansion is taking place. We believe the company remains undervalued as it initiates additional de-bottlenecking projects and brownfield expansion.

M&T Bank performed well during the period as it engaged in value enhancing transactions and its prudent balance sheet management was recognized by the market. The company’s acquisition of Hudson City is expected to close in 2014. While this deal has faced regulatory delays, we believe the anticipated close has benefited M&T Bank’s stock. Additionally, M&T was one of the few banks to show net interest income growth which, along with expense control, investors rewarded.

Detractors from performance included Apple, Inc., BCE, Inc. and The Mosaic Co. Apple hurt performance due in part to investor fears regarding the vitality of the high end smartphone market. We continue to have a constructive view on that market because we believe domestic carrier competition is poised to intensify. We believe this should motivate carriers to keep replacement rates at solid levels in order to keep subscribers locked into wireless agreements. Furthermore, carriers are using smartphone upgrades and replacements as an opportunity to transition subscribers to multi-device metered pricing plans. Apple also has an opportunity to grow its ecosystem for the iPad Mini, with the potential for lucrative follow-on sales of apps and other services.

BCE, a communications provider in Canada, suffered from two primary factors. First, investors were concerned about the potential entry of Verizon into the Canadian market. Second, BCE was negatively impacted by the correction in telecom equities in the second quarter as long-term rates started to rise. However, subsequent to the end of the period, Verizon’s CEO stated that the company does not have plans to enter the Canadian market. We believe this should help abate some of the fear around the stock.

OPPENHEIMER CAPITAL INCOME FUND	5

Mosaic, a fertilizer producer, detracted from performance due to general market fears about fertilizer application rates. In addition, the fertilizer industry underwent a negative structural change as potash producer Uralkali separated from its Belarusian partner Belaruskali and began selling more potash at lower prices. Given the structural change which weakened the pricing umbrella that previously existed above cost, we exited our position during the reporting period.

Opportunistic strategy. In this strategy we seek asymmetric risk/reward opportunities where the return profile has a low correlation to traditional investment strategies, and also investments that we believe will help achieve our investment objective. At the end of the period, this strategy included investments in senior loans through Oppenheimer Master Loan Fund, LLC, asset-backed securities (“ABS”), convertible securities and small positions in derivatives and event-linked bonds. On a standalone basis, the opportunistic component outperformed the Barclays U.S. Aggregate Bond Index. Among the top performers were our positions in senior loans, ABS based on first-lien mortgages and our payer swaptions. Senior loans performed well over the first half of the period when domestic non-investment-grade markets responded positively to improved sentiment and significant inflows into both high yield bonds and senior floating rate loans. Additionally, while foreign and domestic fixed income markets reacted strongly to the Fed’s potential tapering, senior loans with their short duration held up well. The returns on loans contrasted sharply with those of longer duration asset classes such as U.S. Treasuries, intermediate bonds, high yield bonds and emerging market debt. We believe that senior loans remain attractively positioned and continue to provide protection against rising interest rates. Our payer swaptions performed well as forward rates rose following the Fed’s comments. That spike in rates drove these positions into the money. These are longer dated, multi-year options that we anticipate holding for some time. The rate spike in the second quarter of 2013 further convinces us that there is significant potential upside in this position if interest rates continue to normalize over the next several years. Our position in ABS based on first-lien mortgages benefited performance as the housing market continued to strengthen. While some investors remain skeptical of mortgage-related securities, we have been able to stress test some of these and they still project to be profitable for the portfolio. This level of downside protection combined with the upside potential from an improving housing market makes these securities attractive in our view.

In contrast, detracting from performance were bond futures that we used to manage duration, a convertible bond from Advanced Micro Devices, Inc. (“AMD”) and credit default swaps on Italian sovereign debt. We maintained a short duration relative to the

6	OPPENHEIMER CAPITAL INCOME FUND

benchmark this period that was not detrimental to performance. However, we also used bond futures to help manage the Fund’s duration, which detracted this period. Overall our positioning helped results. AMD suffered from weakness in the personal computer market and the company’s relative positioning versus competitor Intel worsened. While AMD detracted from performance this reporting period and we exited our position, our investment in AMD convertibles since 2009 produced a positive return overall. We used credit default swaps in Italy as a hedging strategy against additional economic weakness in the country. This strategy did not benefit this period as the ECB’s stimulative measures helped result in a market rally. Although markets reacted positively to central bank actions, we believe the structural flaws in Italy and Europe remain largely unaddressed, and we believe there is the potential for future volatility in the region. Therefore, we continued to hedge our risk to Italy through futures at period end.

High grade fixed-income strategy. The high grade fixed-income strategy produced a muted total return, but outperformed the negative results of the Barclays U.S. Aggregate Bond Index. The strategy maintained a significant underweight position in government bonds, and instead sourced its exposure through corporate bonds, mortgages and structured products. This positioning drove the strategy’s performance over the first half of the period, but resulted in declines later on. The strategy performed positively over the first half of the period as credit markets in the U.S. rallied on the back of positive economic surprises, despite the Cyprus banking crisis, deteriorating conditions in the Eurozone and moderating growth in emerging markets. Our exposure to corporate bonds benefited as corporate bond performance versus Treasuries was strong.

Beginning in May, fixed-income markets turned volatile after the Fed began to discuss tapering. Before the Fed’s comments, we started reducing our position in MBS because we believed they were vulnerable to policy changes. While this limited the negative impact, MBS still detracted from the strategy’s performance.

STRATEGY & OUTLOOK

The environment remains complex and we see numerous persistent cross currents. While equities look very interesting versus bonds in the mid to longer term, we also see a shorter-term disconnect between the performance in equities and some softness in earnings growth. Monetary policy has impacted all asset classes, including equities. The Fed merely mentioned tapering its asset purchases under the latest QE program and the markets had a very negative reaction. This supports our view that monetary policy has been the only game in town recently, and any normalization of rates could not only shock the system but also break the models.

OPPENHEIMER CAPITAL INCOME FUND	7

Today the Fed is still buying aggressively at $85 billion per month. But there are a number of reasons to expect a tapering later this year or next year absent a shock. When the Fed initially increased its monthly purchases from $40-$45 billion in late 2012 to the current level, it faced the dual risks of a fiscal cliff and a sequester. It is hard to argue that the Fed should not consider dialing back its purchases unless new risks materialize. This is especially true since the Fed has been actively studying asset bubbles and the impact of their monetary policy on those bubbles. Finally, the BoJ has embarked on an audacious money-printing experiment that shows us the outer boundaries of monetary policy. The stunning decline in the yen reversed for a month, rates became unstable, bond yields started rising and regulators halted trading in Japanese bonds several times. These were not the intended goals of the BoJ’s ultra-accommodative policies. Central banks don’t like volatility. They like stability and predictability. The lesson is that too much of a good thing can be precisely that—too much. All of this argues for the Fed to be judicious in adjusting its monetary policy, and we suspect it will be adjusted eventually.

We also believe the tail risks in Europe remain significant because of its unresolved structural flaws. The banking system and many sovereigns remain over-levered, and we believe the policies of austerity are stunting growth, preventing many countries from moving beyond the current stasis. In fact, there was increasing evidence of a growing backlash, with countries asking for austerity hurdles to be lowered and timelines to be extended, and voters saying enough is enough. Portuguese courts have ruled against austerity, the Italians and French have voted against it, Greece cannot implement it, and Germany is left trying to enforce it. These events have increased uncertainty and have the potential to destabilize the status quo. We believe this is a recipe for continued turmoil.

No one knows for certain how monetary policy will play out, but after a massive credit expansion and a 32-year bull run in bonds, we believe any sort of rate normalization will shock the system. All of this means the current outlook is fragile, and we believe the U.S. remains better positioned than the rest of the developed world. In light of this, we continue to search for opportunities to generate strong risk-adjusted returns, seek to deliver an attractive yield through a low volatility strategy that has good downside protection, and utilize the flexibility of multiple asset classes to hedge the key tail risks we see.

Michelle Borré, CFA Portfolio Manager

Krishna Memani Portfolio Manager

8	OPPENHEIMER CAPITAL INCOME FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK INDUSTRIES
Oil, Gas & Consumable Fuels	3.5%
Pharmaceuticals	2.4
Real Estate Investment Trusts (REITs)	2.1
Media	1.9
Aerospace & Defense	1.8
Chemicals	1.6
Computers & Peripherals	1.4
Diversified Telecommunication Services	1.4
Communications Equipment	1.3
Health Care Providers & Services	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 30, 2013, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
Starwood Property Trust, Inc.	1.3%
Cinemark Holdings, Inc.	1.2
Honeywell International, Inc.	1.1
Philip Morris International, Inc., Cl. A	1.1
Apple, Inc.	1.0
Chevron Corp.	0.9
Coca-Cola Co. (The)	0.9
Merck & Co., Inc.	0.9
Celanese Corp., Series A	0.8
M&T Bank Corp.	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of August 30, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION
Common Stocks	27.6%
Non-Convertible Corporate Bonds and Notes	18.2
Mortgage-Backed Obligations	17.3
Domestic Fixed Income	10.9
Money Market Fund	10.9
Asset-Backed Securities	9.9
Corporate Loans	1.3
Convertible Corporate Bonds and Notes	1.2
U.S. Government Obligations	1.0
Preferred Stocks	0.7
Over-the-Counter Interest Rate Swaptions Purchased	0.6
Event-Linked Bonds	0.3
Domestic Equity Fund	0.1
Over-the-Counter Options Purchased	—	**
Exchange-Traded Options Purchased	—	**

Portfolio holdings and allocations are subject to change. Percentages are as of August 30, 2013, and are based on the total market value of investments.

*August 30, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

**Represents a value less than 0.05%.

OPPENHEIMER CAPITAL INCOME FUND	9

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/30/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	5.30%	1.30%	3.49%
Class B (OPEBX)	8/17/93	4.24%	0.32%	2.97%
Class C (OPECX)	11/1/95	4.41%	0.44%	2.63%
Class N (OCINX)	3/1/01	4.89%	0.93%	3.12%
Class Y (OCIYX)	1/28/11	5.49%	6.96%*	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/30/13
	Inception Date	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	–0.75%	0.11%	2.88%
Class B (OPEBX)	8/17/93	–0.76%	–0.03%	2.97%
Class C (OPECX)	11/1/95	3.41%	0.44%	2.63%
Class N (OCINX)	3/1/01	3.89%	0.93%	3.12%
Class Y (OCIYX)	1/28/11	5.49%	6.96%*	N/A

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate

10	OPPENHEIMER CAPITAL INCOME FUND

government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER CAPITAL INCOME FUND	11

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	OPPENHEIMER CAPITAL INCOME FUND

Actual	Beginning Account Value March 1, 2013	Ending Account Value August 30, 2013	Expenses Paid During 6 Months Ended August 30, 2013
Class A	$1,000.00	$1,010.10	$4.60
Class B	1,000.00	1,005.30	9.75
Class C	1,000.00	1,005.70	8.58
Class N	1,000.00	1,008.60	6.31
Class Y	1,000.00	1,011.40	3.18

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.51	4.62
Class B	1,000.00	1,015.39	9.80
Class C	1,000.00	1,016.55	8.63
Class N	1,000.00	1,018.80	6.35
Class Y	1,000.00	1,021.91	3.20

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 30, 2013 are as follows:

Class	Expense Ratios
Class A	0.91%
Class B	1.93
Class C	1.70
Class N	1.25
Class Y	0.63

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER CAPITAL INCOME FUND	13

CONSOLIDATED STATEMENT OF INVESTMENTS    August 30, 2013*

	Shares	Value
Common Stocks—30.2%
Consumer Discretionary—3.1%
Hotels, Restaurants & Leisure—0.7%
McDonald’s Corp.	145,000	$13,682,200
Media—1.9%
Cinemark Holdings, Inc.	751,430	22,144,642
Comcast Corp., Cl. A	201,500	8,481,135
Time Warner Cable, Inc.	49,500	5,313,825

		35,939,602
Multiline Retail—0.5%
Macy’s, Inc.	183,800	8,166,234
Consumer Staples—2.0%
Beverages—0.9%
Coca-Cola Co. (The)	433,000	16,531,940
Tobacco—1.1%
Philip Morris International, Inc., Cl. A	249,000	20,776,560
Energy—4.0%
Energy Equipment & Services—0.5%
Baker Hughes, Inc.	111,300	5,174,337
Schlumberger Ltd.	63,000	5,099,220

		10,273,557
Oil, Gas & Consumable Fuels—3.5%
Apache Corp.	24,000	2,056,320
Chevron Corp.	146,100	17,594,823
Enbridge Energy Management LLC[1]	1	3
EOG Resources, Inc.	55,000	8,637,750
Exxon Mobil Corp.	137,000	11,940,920
HollyFrontier Corp.	118,556	5,273,371
Kinder Morgan Management LLC[1]	1	28
Kinder Morgan, Inc.	97,000	3,679,210
Noble Energy, Inc.	43,000	2,641,490
Royal Dutch Shell plc, ADR	100,000	6,715,000
Royal Dutch Shell plc, B Shares	175,953	5,921,428

		64,460,343
Financials—4.5%
Commercial Banks—1.1%
Bond Street Holdings LLC, Cl. A1,2	285,000	3,990,000
Bond Street Holdings LLC, Cl. B, Non-Vtg.[1]	90,000	1,260,000
M&T Bank Corp.	136,000	15,414,240

		20,664,240

14	OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Diversified Financial Services—0.6%
Citigroup, Inc.	230,000	$11,115,900
Insurance—0.7%
ACE Ltd.	141,000	12,368,520
Real Estate Investment Trusts (REITs)—2.1%
American Assets Trust, Inc.	205,000	6,070,050
Blackstone Mortgage Trust, Inc., Cl. A	175,000	4,480,000
Macerich Co. (The)	100,000	5,628,000
Starwood Property Trust, Inc.	955,130	23,811,391

		39,989,441
Health Care—3.9%
Health Care Equipment & Supplies—0.3%
Baxter International, Inc.	35,000	2,434,600
Covidien plc	45,000	2,673,000

		5,107,600
Health Care Providers & Services—1.2%
HCA Holdings, Inc.	121,550	4,641,995
UnitedHealth Group, Inc.	185,000	13,271,900
Universal Health Services, Inc., Cl. B	61,000	4,132,750

		22,046,645
Pharmaceuticals—2.4%
Actavis, Inc.[1]	68,800	9,300,384
Merck & Co., Inc.	337,000	15,936,730
Novartis AG, ADR	78,000	5,692,440
Pfizer, Inc.	351,400	9,912,994
Roche Holding AG	19,500	4,864,259

		45,706,807
Industrials—4.3%
Aerospace & Defense—1.8%
Honeywell International, Inc.	267,000	21,245,190
Lockheed Martin Corp.	23,500	2,876,870
Northrop Grumman Corp.	100,000	9,227,000

		33,349,060
Airlines—0.3%
United Continental Holdings, Inc.[1]	180,000	5,122,800
Commercial Services & Supplies—0.5%
Tyco International Ltd.	265,000	8,755,600
Construction & Engineering—0.5%
Quanta Services, Inc.[1]	405,000	10,586,700

OPPENHEIMER CAPITAL INCOME FUND	15

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Shares	Value
Electrical Equipment—0.1%
Hubbell, Inc., Cl. B	9,500	$962,920
Trading Companies & Distributors—1.1%
AerCap Holdings NV1	750,000	13,455,000
Wesco International, Inc.[1]	101,956	7,521,294

		20,976,294
Information Technology—3.8%
Communications Equipment—1.3%
Cisco Systems, Inc.	315,222	7,347,825
Juniper Networks, Inc.[1]	318,000	6,010,200
QUALCOMM, Inc.	168,300	11,154,924

		24,512,949
Computers & Peripherals—1.4%
Apple, Inc.	36,879	17,961,917
SanDisk Corp.	146,476	8,082,546

		26,044,463
IT Services—0.8%
Accenture plc, Cl. A	100,000	7,225,000
International Business Machines Corp.	39,200	7,144,984

		14,369,984
Semiconductors & Semiconductor Equipment—0.3%
Xilinx, Inc.	145,000	6,295,900
Materials—1.6%
Chemicals—1.6%
Celanese Corp., Series A	314,000	15,461,360
Lyondellbasell Industries NV, Cl. A	192,900	13,531,935

		28,993,295
Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
AT&T, Inc.	266,250	9,007,238
BCE, Inc.	217,000	8,888,320
Verizon Communications, Inc.	150,000	7,107,000

		25,002,558
Utilities—1.6%
Electric Utilities—0.8%
Cleco Corp.	75,000	3,387,000
Edison International	75,000	3,441,750
PPL Corp.	255,853	7,854,687

		14,683,437

16	OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Multi-Utilities—0.8%
CenterPoint Energy, Inc.	281,000	$6,443,330
CMS Energy Corp.	285,000	7,561,050

		14,004,380

Total Common Stocks (Cost $450,961,344)		560,489,929
Preferred Stocks—0.8%
M&T Bank Corp.: 5% Cum., Series A, Non-Vtg.	1,833	1,860,495
5% Cum., Series C, Non-Vtg.	4,500	4,500,000
M&T Capital Trust IV, 8.50% Cum., Non-Vtg.	8,124	209,518
PPL Corp., 8.75% Cv.	147,000	7,863,030

Total Preferred Stocks (Cost $14,206,906)		14,433,043
	Principal Amount
Mortgage-Backed Obligations—18.9%
Government Agency—13.2%
FHLMC/FNMA/FHLB/Sponsored—13.1%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19[3]	$1,313,462	1,384,705
5%, 12/1/34	96,384	103,763
6%, 5/15/18	431,742	456,592
6.50%, 7/1/28-4/1/34	267,274	302,646
7%, 10/1/31	309,637	358,386
8%, 4/1/16	50,976	53,452
9%, 8/1/22-5/1/25	27,624	30,861
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034, Cl. Z, 6.50%, 2/15/28	149,426	167,945
Series 2043, Cl. ZP, 6.50%, 4/15/28	690,159	783,379
Series 2053, Cl. Z, 6.50%, 4/15/28	158,003	177,571
Series 2279, Cl. PK, 6.50%, 1/15/31	277,079	309,788
Series 2326, Cl. ZP, 6.50%, 6/15/31	128,368	145,389
Series 2426, Cl. BG, 6%, 3/15/17	622,015	662,824
Series 2427, Cl. ZM, 6.50%, 3/1/32	500,977	561,717
Series 2461, Cl. PZ, 6.50%, 6/1/32	747,675	845,287
Series 2500, Cl. FD, 0.684%, 3/15/32[4]	85,537	86,473
Series 2526, Cl. FE, 0.584%, 6/15/29[4]	95,775	96,405
Series 2538, Cl. F, 0.784%, 12/15/32[4]	631,100	637,373
Series 2551, Cl. FD, 0.584%, 1/15/33[4]	62,506	62,954
Series 2626, Cl. TB, 5%, 6/1/33	964,521	1,045,673
Series 2707, Cl. QE, 4.50%, 11/1/18	1,238,122	1,323,384
Series 3025, Cl. SJ, 24.075%, 8/15/35[4]	92,293	141,079
Series 3030, Cl. FL, 0.584%, 9/15/35[4]	1,239,785	1,248,807
Series 3822, Cl. JA, 5%, 6/1/40	666,553	701,046
Series 3848, Cl. WL, 4%, 4/1/40	1,315,829	1,396,725
Series 4221, Cl. HJ, 1.50%, 7/1/23	2,099,966	2,085,922
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 17.228%, 4/1/27[5]	218,860	31,014
Series 192, Cl. IO, 12.844%, 2/1/28[5]	63,605	12,465
Series 2130, Cl. SC, 54.469%, 3/15/29[5]	186,596	38,693

OPPENHEIMER CAPITAL INCOME FUND	17

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 243, Cl. 6, 0%, 12/15/32[5,6]	$243,442	$51,293
Series 2639, Cl. SA, 0%, 7/15/22[5,6]	310,967	12,619
Series 2796, Cl. SD, 54.85%, 7/15/26[5]	264,428	50,258
Series 2802, Cl. AS, 0%, 4/15/33[5,6]	74,589	2,593
Series 2815, Cl. PT, 22.293%, 11/15/32[5]	3,774,357	402,201
Series 2920, Cl. S, 54.108%, 1/15/35[5]	1,523,277	303,916
Series 2922, Cl. SE, 9.088%, 2/15/35[5]	371,646	68,545
Series 2937, Cl. SY, 22.548%, 2/15/35[5]	5,383,006	983,465
Series 3201, Cl. SG, 8.473%, 8/15/36[5]	1,349,358	258,351
Series 3397, Cl. GS, 13.392%, 12/15/37[5]	804,308	144,732
Series 3424, Cl. EI, 0.029%, 4/15/38[5]	564,889	80,344
Series 3450, Cl. BI, 12.756%, 5/15/38[5]	1,879,417	340,207
Series 3606, Cl. SN, 6.057%, 12/15/39[5]	780,879	93,100
Series 3736, Cl. SN, 11.62%, 10/15/40[5]	2,117,259	318,134
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.515%, 6/1/26[7]	69,935	63,939
Federal National Mortgage Assn.:
2.50%, 9/1/28[8]	11,075,000	10,993,669
3.50%, 9/1/43[8]	16,990,000	16,990,000
4%, 9/1/28[8]	4,380,000	4,625,006
4.50%, 9/1/28-9/1/43[8]	47,780,000	50,493,892
5%, 9/1/43[8]	4,225,000	4,543,857
5.50%, 2/1/35-4/1/39	3,445,421	3,757,175
6%, 9/1/43[8]	6,075,000	6,647,380
6.50%, 5/1/17-11/1/31	1,583,056	1,715,735
7%, 11/1/17-7/25/35	208,186	226,542
7.50%, 1/1/33-3/25/33	3,535,137	4,167,774
8.50%, 7/1/32	10,858	12,620
Federal National Mortgage Assn., 15 yr.:
3%, 9/1/28[8]	6,530,000	6,684,067
3.50%, 9/1/28[8]	53,165,000	55,598,963
Federal National Mortgage Assn., 30 yr., 4%, 9/1/43[8]	25,235,000	26,074,854
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1993-87, Cl. Z, 6.50%, 6/25/23	411,788	464,023
Trust 1998-61, Cl. PL, 6%, 11/1/28	197,482	220,583
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	328,064	365,694
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	594,483	660,974
Trust 2003-130, Cl. CS, 13.732%, 12/25/33[4]	386,972	470,861
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	2,540,284	2,781,772
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,158,560	1,229,877
Trust 2004-25, Cl. PC, 5.50%, 1/1/34	669,741	723,801
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	5,370,532	5,886,454
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,635,496
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	165,753	166,872
Trust 2005-73, Cl. DF, 0.434%, 8/25/35[4]	3,063,214	3,070,483
Trust 2006-11, Cl. PS, 23.892%, 3/25/36[4]	274,528	421,582
Trust 2006-46, Cl. SW, 23.524%, 6/25/36[4]	225,045	344,325
Trust 2006-50, Cl. KS, 23.525%, 6/25/36[4]	468,805	712,435
Trust 2006-50, Cl. SK, 23.525%, 6/25/36[4]	67,785	101,663

18	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2007-109, Cl. NF, 0.734%, 12/25/37[4]	$1,237,818	$1,253,345
Trust 2007-42, Cl. A, 6%, 2/1/33	44,742	44,720
Trust 2009-36, Cl. FA, 1.124%, 6/25/37[4]	979,511	992,854
Trust 2009-37, Cl. HA, 4%, 4/1/19	1,428,417	1,521,167
Trust 2011-15, Cl. DA, 4%, 3/1/41	494,215	520,113
Trust 2011-3, Cl. KA, 5%, 4/1/40	1,529,163	1,667,970
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 58.756%, 3/17/31[5]	192,375	34,331
Trust 2001-65, Cl. S, 24.753%, 11/25/31[5]	425,003	91,434
Trust 2001-81, Cl. S, 24.33%, 1/25/32[5]	107,164	23,403
Trust 2002-47, Cl. NS, 32.302%, 4/25/32[5]	268,514	56,882
Trust 2002-51, Cl. S, 32.493%, 8/25/32[5]	246,533	52,225
Trust 2002-52, Cl. SD, 35.32%, 9/25/32[5]	328,776	70,682
Trust 2002-60, Cl. SM, 26.695%, 8/25/32[5]	369,166	63,893
Trust 2002-7, Cl. SK, 23.055%, 1/25/32[5]	110,201	20,674
Trust 2002-75, Cl. SA, 28.856%, 11/25/32[5]	529,629	108,390
Trust 2002-77, Cl. BS, 23.87%, 12/18/32[5]	229,355	46,705
Trust 2002-77, Cl. SH, 36.094%, 12/18/32[5]	164,422	35,131
Trust 2002-89, Cl. S, 47.553%, 1/25/33[5]	787,441	175,612
Trust 2002-9, Cl. MS, 26.837%, 3/25/32[5]	146,746	32,239
Trust 2002-90, Cl. SN, 27.623%, 8/25/32[5]	190,097	32,899
Trust 2002-90, Cl. SY, 34.31%, 9/25/32[5]	92,221	15,995
Trust 2003-33, Cl. SP, 26.289%, 5/25/33[5]	485,229	92,860
Trust 2003-46, Cl. IH, 0%, 6/1/23[5,6]	984,168	131,743
Trust 2004-54, Cl. DS, 39.523%, 11/25/30[5]	303,275	52,355
Trust 2004-56, Cl. SE, 11.565%, 10/25/33[5]	675,400	123,148
Trust 2005-12, Cl. SC, 11.044%, 3/25/35[5]	185,221	39,350
Trust 2005-19, Cl. SA, 48.271%, 3/25/35[5]	3,705,604	779,325
Trust 2005-40, Cl. SA, 49.887%, 5/25/35[5]	831,968	146,363
Trust 2005-52, Cl. JH, 9.248%, 5/25/35[5]	1,777,422	356,523
Trust 2005-6, Cl. SE, 58.983%, 2/25/35[5]	1,288,733	240,075
Trust 2005-93, Cl. SI, 14.233%, 10/25/35[5]	1,052,390	159,529
Trust 2008-55, Cl. SA, 2.081%, 7/25/38[5]	858,337	124,135
Trust 2009-8, Cl. BS, 2.012%, 2/25/24[5]	1,159,849	101,413
Trust 2012-40, Cl. PI, 3.796%, 4/1/41[5]	5,380,188	975,743
Trust 222, Cl. 2, 26.371%, 6/1/23[5]	474,716	72,441
Trust 252, Cl. 2, 43.311%, 11/1/23[5]	425,535	77,312
Trust 303, Cl. IO, 33.73%, 11/1/29[5]	166,574	27,722
Trust 308, Cl. 2, 27.259%, 9/1/30[5]	415,132	68,545
Trust 320, Cl. 2, 9.963%, 4/1/32[5]	1,554,620	238,314
Trust 321, Cl. 2, 3.72%, 4/1/32[5]	1,234,506	245,334
Trust 331, Cl. 9, 5.974%, 2/1/33[5]	432,244	81,164
Trust 334, Cl. 17, 6.444%, 2/1/33[5]	256,885	62,127
Trust 339, Cl. 12, 0%, 6/1/33[5,6]	934,280	169,733
Trust 339, Cl. 7, 0%, 8/1/33[5,6]	1,131,903	189,904
Trust 343, Cl. 13, 0%, 9/1/33[5,6]	869,905	137,828
Trust 343, Cl. 18, 0%, 5/1/34[5,6]	267,207	49,995
Trust 345, Cl. 9, 0%, 1/1/34[5,6]	389,373	64,699
Trust 351, Cl. 10, 0%, 4/1/34[5,6]	311,262	49,553
Trust 351, Cl. 8, 0%, 4/1/34[5,6]	512,432	81,662
Trust 356, Cl. 10, 0%, 6/1/35[5,6]	384,517	61,961
Trust 356, Cl. 12, 0%, 2/1/35[5,6]	189,772	30,597

OPPENHEIMER CAPITAL INCOME FUND	19

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 362, Cl. 13, 0%, 8/1/35[5,6]	$672,167	$116,857
Trust 364, Cl. 16, 0%, 9/1/35[5,6]	768,270	145,173
Trust 365, Cl. 16, 0%, 3/1/36[5,6]	2,105,683	357,601
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.157%, 9/25/23[7]	185,066	173,806
		242,899,998
GNMA/Guaranteed—0.1%
Government National Mortgage Assn., 8.50%, 8/1/17-12/15/17	34,358	36,537
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 7.416%, 1/16/27[5]	414,751	73,686
Series 2002-15, Cl. SM, 60.567%, 2/16/32[5]	390,017	73,186
Series 2002-41, Cl. GS, 57.71%, 6/16/32[5]	211,957	42,119
Series 2002-76, Cl. SY, 57.816%, 12/16/26[5]	1,054,559	201,858
Series 2007-17, Cl. AI, 16.778%, 4/16/37[5]	2,941,899	550,759
Series 2011-52, Cl. HS, 8.888%, 4/16/41[5]	3,365,362	846,247
		1,824,392
Non-Agency—5.7%
Commercial—3.0%
Banc of America Commercial Mortgage Trust 2006-6, Commercial Mtg. Pass-Through Certificates, Series 2006-6, Cl. AM, 5.39%, 10/1/45	1,490,000	1,571,742
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.162%, 6/1/47[4]	1,142,341	993,556
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	658,252	542,781
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.34%, 12/1/49[4]	1,560,000	1,700,420
Citigroup Commercial Mortgage Trust 2013-GC11, Commercial Mtg. Pass-Through Certificates, Series 2013-GC11, Cl. D, 4.607%, 4/1/23[4,9]	675,000	564,266
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	91,896	92,319
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-CR5, Cl. E, 4.48%, 12/1/45[4]	280,000	234,173
Series 2013-CR7, Cl. D, 4.501%, 3/1/46[4,9]	735,000	600,013
Series 2012-CR4, Cl. D, 4.731%, 10/1/45[4,9]	180,000	157,020
Countrywide Alternative Loan Trust 2006-J2, Mtg. Pass-Through Certificates, Series 2006-J2, Cl. A7, 6%, 4/1/36	167,982	156,140
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/1/40	1,600,000	1,672,703
CSMC Mortgage-Backed Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. 1A4, 6%, 7/1/36	2,181,650	1,672,232
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.567%, 2/1/39[4]	1,000,000	1,074,462

20	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial Continued
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.728%, 11/1/46[4,9]	$260,000	$250,859
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2012-CR5, Cl. XA, 3.818%, 12/1/45[5]	6,113,657	675,455
Series 2010-C1, Cl. XPA, 5.012%, 7/1/46[5,9]	13,854,890	626,248
EverBank Mortgage Loan Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-1, Cl. A1, 2.25%, 4/1/43	3,279,805	2,971,877
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.834%, 11/25/35[4]	1,170,741	884,994
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	117,472	103,652
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	197,883	145,619
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[4]	1,350,897	1,158,522
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.617%, 11/1/45[4]	350,000	285,900
FREMF Mortgage Trust 2013-K26, Commerical Mtg. Pass-Through Certificates, Series 2013-K26, Cl. C, 3.60%, 12/1/40[4,9]	255,000	207,416
FREMF Mortgage Trust 2013-K27, Commerical Mtg. Pass-Through Certificates, Series 2013-K27, Cl. C, 3.497%, 1/1/46[4,9]	400,000	320,882
FREMF Mortgage Trust 2013-K28, Commerical Mtg. Pass-Through Certificates, Series 2013-K28, Cl. C, 3.494%, 3/1/23[4,9]	420,000	337,074
FREMF Mortgage Trust 2013-K712, Commerical Mtg. Pass-Through Certificates, Series 2013-K712, Cl. C, 3.367%, 5/1/45[4,9]	650,000	570,898
GE Commercial Mortgage Corp., Commercial Mtg. Pass-Throuh Certificates, Series 2005-C4, Cl. AJ, 5.488%, 11/1/45[4]	1,595,000	1,541,942
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	2,785,000	3,009,470
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	635,424	644,090
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	1,443,915	1,546,264
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	861,797	849,490
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.819%, 11/1/35[4]	1,617,270	1,328,993
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[9]	662,779	666,950
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	2,118,724	2,120,853
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	199,470	204,072
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	1,750,000	1,629,765

OPPENHEIMER CAPITAL INCOME FUND	21

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Continued
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	$1,753,842	$1,573,958
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.611%, 7/1/36[4,9]	1,416,171	1,079,944
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43	1,485,000	1,599,016
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.664%, 11/1/45[4,9]	545,000	467,648
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commercial Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.305%, 2/1/46[4]	645,000	533,577
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.312%, 12/1/48[4]	485,000	400,685
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44	2,740,000	2,916,089
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6.09%, 6/1/49[4]	1,700,000	1,814,592
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.366%, 11/1/36[2,4]	2,020,761	1,030,988
Structured Adjustable Rate Mortgage Loan Trust 2004-10, Commercial Mtg. Pass-Through Certificates, Series 2004-10, Cl. 2A, 2.464%, 8/1/34[4]	1,250,777	1,196,600
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.177%, 5/1/36[4]	423,972	352,533
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.708%, 7/1/37[4]	1,710,539	1,391,635
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 5.05%, 5/1/63[4,9]	240,000	211,755
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.501%, 12/1/35[4]	876,138	795,218
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.613%, 9/1/35[4]	988,871	915,833
Wells Fargo Mortgage-Backed Securities 2006-AR7 Trust, Mtg. Pass-Through Certificates, Series 2006-AR7, Cl. 2A4, 2.618%, 5/1/36[4]	167,406	152,746
Wells Fargo Mortgage-Backed Securities 2007-16 Trust, Mtg. Pass-Through Certificates, Series 2007-16, Cl. 1A1, 6%, 12/4/37	1,336,917	1,398,210
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.699%, 4/1/37[4]	64,021	60,305
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.977%, 11/1/37[4]	1,463,546	1,287,795
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 13.475%, 3/1/44[5]	19,510,516	1,390,232
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.609%, 12/1/45[4,9]	280,000	232,892
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 4.849%, 6/1/45[4,9]	500,000	437,654

22	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial Continued
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 5.042%, 8/1/45[4,9]	$545,000	$477,941
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.185%, 3/1/45[4,9]	278,000	226,163
		55,057,121
Multifamily—0.2%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	1,572,181	1,399,380
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.465%, 6/1/36[4]	1,054,452	966,125
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36	287,060	266,321
Countrywide Alternative Loan Trust 2005-J14, Mtg. Pass-Through Certificates, Series 2005-J14, Cl. A7, 5.50%, 12/1/35	709,941	613,616
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	352,121	285,239
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.839%, 5/1/37[4]	411,899	387,864
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.641%, 3/1/36[4]	646,791	635,062
		4,553,607
Residential—2.5%
ABFC Asset-Backed Certificates, Asset-Back Certificates, Series 2005-HE2, Cl. M3, 0.964%, 6/25/35[4]	4,000,000	3,284,272
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-1, Cl. 1A3, 6%, 1/1/37	459,807	403,949
Series 2007-4, Cl. AM, 6.001%, 2/1/51[4]	1,635,000	1,774,281
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.405%, 5/1/36[4]	441,742	420,874
Banc of America Mortgage 2007-1 Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A24, 6%, 3/1/37	1,568,071	1,465,016
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.294%, 7/25/36[4]	844,623	818,671
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	1,555,073	1,486,844
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	1,169,451	1,077,226
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	2,358,779	2,127,199
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	668,565	616,544
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37	2,771,266	2,542,151

OPPENHEIMER CAPITAL INCOME FUND	23

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Residential Continued
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	$1,500,000	$1,508,373
Countrywide Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	1,513,271	1,315,334
Countrywide Alternative Loan Trust 2005-J10, Mtg. Pass-Through Certificates, Series 2005-J10, Cl. 1A17, 5.50%, 10/1/35	6,295,382	5,904,011
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	1,657,249	1,278,590
Countrywide Home Loans, Asset-Backed Certificates:
Series 2004-6, Cl. M5, 1.454%, 8/25/34[4]	2,362,066	1,947,837
Series 2005-16, Cl. 2AF2, 5.099%, 5/1/36[4]	318,758	317,748
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	442,590	383,057
GMACM Home Equity Loan Trust 2007-HE2, Home Equity Loan-Backed Term Nts., Series 2007-HE2, Cl. A2, 6.054%, 12/1/37	22,620	21,962
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	558,956	545,341
Home Equity Mortgage Trust 2005-HF1, Home Equity Loan-Backed Nts.:
Series 2005-HF1, Cl. A2B, 0.884%, 2/25/36[4]	727,790	678,751
Series 2005-HF1, Cl. A3B, 0.884%, 2/25/36[4]	548,165	511,229
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	1,147,408	1,071,166
RAMP Series 2006-NC3 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-NC3, Cl. A3, 0.454%, 3/25/36[4]	16,698,000	10,841,527
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	458,214	412,898
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 4.927%, 5/1/37[4]	988,022	948,164
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.363%, 1/1/37[4]	232,155	197,880
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	1,253,656	1,142,493
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	815,171	839,086
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.626%, 10/1/36[4]	944,316	889,497
		46,771,971
Total Mortgage-Backed Obligations (Cost $338,312,215)		351,107,089
Asset-Backed Securities—10.9%
Aircraft Lease Securitisation Ltd., Airplane Asset-Backed Securities, Series 2007-1A, Cl. G3, 0.446%, 5/10/32[2,4]	28,588,634	27,445,088
Airspeed Ltd., Airplane Receivables:
Series 2007-1A, Cl. G1, 0.454%, 6/15/32[2,4]	31,882,157	24,230,439
Series 2007-1A, Cl. G2, 0.464%, 6/15/32[2,4]	10,892,187	8,386,984

24	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities Continued
Ally Master Owner Trust, Asset-Backed Nts.,Series 2012-2, Cl. A, 0.684%, 3/15/16[4]	$1,780,000	$1,781,573
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[9]	865,128	867,473
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.:
Series 2012-3, Cl. A, 1.64%, 11/15/16[9]	406,468	406,169
Series 2012-3, Cl. C, 2.78%, 9/17/18[9]	325,000	323,193
American Credit Acceptance Receivables Trust 2013-2, Automobile Receivable Nts., Series 2013-2, Cl. B, 3.07%, 5/15/19[9]	1,663,000	1,661,689
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	1,055,000	1,099,683
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.:
Series 2010-2, Cl. C, 4.52%, 10/8/15	1,206,023	1,222,273
Series 2010-2, Cl. D, 6.24%, 6/8/16	2,015,000	2,115,905
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	430,000	448,673
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts., Series 2011-2, Cl. D, 4%, 5/8/17	1,450,000	1,505,720
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 9/8/17	2,355,000	2,446,507
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17	1,500,000	1,605,956
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	1,685,000	1,796,260
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts.:
Series 2012-2, Cl. B, 1.78%, 3/8/17	1,155,000	1,165,792
Series 2012-2, Cl. D, 3.38%, 4/9/18	2,345,000	2,397,591
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	2,345,000	2,331,298
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts.:
Series 2012-5, Cl. C, 1.69%, 11/8/18	940,000	928,974
Series 2012-5, Cl. D, 2.35%, 12/10/18	1,280,000	1,262,890
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts.:
Series 2013-1, Cl. C, 1.57%, 1/8/19	1,610,000	1,564,903
Series 2013-1, Cl. D, 2.09%, 2/8/19	1,115,000	1,077,102
AmeriCredit Automobile Receivables Trust 2013-2, Automobile Receivables-Backed Nts., Series 2013-2, Cl. D, 2.42%, 5/8/19	1,815,000	1,764,012
AmeriCredit Automobile Receivables Trust 2013-3, Automobile Receivables-Backed Nts., Series 2013-3, Cl. D, 3%, 7/8/19	1,250,000	1,232,519
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.:
Series 2011-2A, Cl. A, 2.37%, 11/20/14[9]	2,185,000	2,217,228
Series 2011-3A, Cl. B, 4.74%, 11/20/17[9]	890,000	943,351

OPPENHEIMER CAPITAL INCOME FUND	25

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Asset-Backed Securities Continued
Blade Engine Securitization Ltd., Airplane Receivables, Series 2006-1AW, Cl. A1, 0.484%, 9/15/41[2,4]	$23,778,393	$17,358,227
Blade Engine Securitization Ltd., Asset-Backed Certificates:
Series 2006-1A, Cl. A1, 1.184%, 9/15/41[4]	1,729,338	1,297,003
Series 2006-1A, Cl. B, 3.184%, 9/15/41[2,4]	9,051,767	6,517,272
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21	725,000	701,233
CarMax Auto Owner Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 1.99%, 8/15/19	650,000	632,748
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/16[9]	208,903	217,139
CFC LLC, Automobile Receivable Nts., Series 2013-1A, Cl. A, 1.65%, 7/17/17[9]	618,636	617,095
CPS Auto Trust, Automobile Receivable Nts.:
Series 2012-B, Cl. A, 2.52%, 9/16/19[9]	1,282,670	1,297,580
Series 2012-C, Cl. A, 1.82%, 12/16/19[9]	453,571	455,752
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[9]	890,000	899,008
Series 2012-2A, Cl. A, 1.52%, 3/16/20[9]	535,000	536,358
Series 2012-2A, Cl. B, 2.21%, 9/15/20[9]	270,000	270,794
Series 2013-1A, Cl. B, 1.83%, 4/15/21[9]	980,000	968,129
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/17/15[9]	190,120	190,354
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/17[9]	1,491,000	1,498,229
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.:
Series 2012-2, Cl. C, 2.72%, 4/17/17[9]	345,000	347,976
Series 2012-2, Cl. D, 4.35%, 3/15/19[9]	430,000	441,080
DT Auto Owner Trust 2013-1A, Automobile Receivable Nts., Series 2013-1A, Cl. D, 3.72%, 5/15/20[9]	750,000	748,153
Exeter Automobile Receivables Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. A, 2.02%, 8/15/16[9]	2,526,010	2,536,539
Series 2012-2A, Cl. A, 1.30%, 6/15/17[9]	508,525	509,244
Series 2012-2A, Cl. B, 2.22%, 12/15/17[9]	750,000	753,782
Series 2012-2A, Cl. C, 3.06%, 7/16/18[9]	185,000	185,195
Series 2013-1A, Cl. A, 1.29%, 10/16/17[9]	1,252,169	1,246,550
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[9]	770,000	810,719
Ford Credit Auto Owner Trust 2013-A, Automobile Receivables Nts., Series 2013-A, Cl. D, 1.86%, 8/15/19	1,180,000	1,157,386
Ford Credit Floorplan Master Owner Trust A, Automobile Receivable Nts.:
Series 2012-2, Cl. C, 2.86%, 1/15/19	1,490,000	1,523,576
Series 2013-3, Cl. D, 1.74%, 6/15/17	675,000	675,470
Ford Credit Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2012-1, Cl. C, 1.684%, 1/15/16[4]	605,000	607,025
FRS LLC, Sec. Railcar Equipment Nts., Series 2013-1A, Cl. A1, 1.80%, 4/15/43[9]	455,143	450,655

26	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities Continued
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.534%, 3/15/16[4]	$1,800,000	$1,801,436
New Century Home Equity Loan Trust 2005-2, Asset-Backed Nts., Series 2005-2, Cl. M3, 0.674%, 6/25/35[4]	5,500,000	3,975,015
Prestige Auto Receivables Trust, Automobile Receivable Nts., Series 2011-1A, Cl. D., 5.18%, 7/16/18	585,000	607,527
Ras Propack Lamipack Ltd., Collateralized Debt Obligations, Series 2005-1A, Cl. G, 0.672%, 3/20/24[2,4]	1,062,299	966,692
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	1,670,000	1,705,307
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[9]	1,266,466	1,279,348
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	1,715,000	1,762,322
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16	820,000	831,946
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[2]	108,991	109,089
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[2]	516,752	519,036
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts.:
Series 2012-2, Cl. C, 3.20%, 2/15/18	3,010,000	3,096,578
Series 2012-2, Cl. D, 3.87%, 2/15/18	1,875,000	1,918,433
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts.:
Series 2012-4, Cl. A3, 1.04%, 8/15/16	1,410,000	1,415,078
Series 2012-4, Cl. B, 1.83%, 3/15/17	2,710,000	2,730,969
Series 2012-4, Cl. C, 2.94%, 12/15/17	730,000	742,893
Series 2012-4, Cl. D, 3.50%, 6/15/18	2,785,000	2,834,623
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.:
Series 2012-5, Cl. C, 2.70%, 8/15/18	1,210,000	1,213,642
Series 2012-5, Cl. D, 3.30%, 9/17/18	3,110,000	3,120,809
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts.:
Series 2012-6, Cl. B, 1.33%, 5/15/17	2,035,000	2,037,472
Series 2012-6, Cl. D, 2.52%, 9/17/18	3,340,000	3,284,968
Santander Drive Auto Receivables Trust 2012-AA, Automobile Receivables Nts., Series 2012-AA, Cl. D, 2.46%, 12/17/18[9]	955,000	931,593
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts.:
Series 2013-1, Cl. C, 1.76%, 1/15/19	2,070,000	2,025,027
Series 2013-1, Cl. D, 2.27%, 1/15/19	895,000	868,640
Santander Drive Auto Receivables Trust 2013-2, Automobile Receivables Nts., Series 2013-2, Cl. D, 2.57%, 3/15/19	1,260,000	1,221,399
Santander Drive Auto Receivables Trust 2013-3, Automobile Receivables Nts.:
Series 2013-3, Cl. C, 1.81%, 4/15/19	3,650,000	3,563,342
Series 2013-3, Cl. D, 2.42%, 4/15/19	905,000	861,343
Santander Drive Auto Receivables Trust 2013-4, Automobile Receivables Nts., Series 2013-4, Cl. D, 3.92%, 1/15/20	495,000	497,021

OPPENHEIMER CAPITAL INCOME FUND	27

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Asset-Backed Securities Continued
SNAAC Auto Receivables Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[9]	$299,461	$300,433
Series 2012-1A, Cl. C, 4.38%, 6/15/17[9]	715,000	732,099
SNAAC Auto Receivables Trust, Automobile Receivables Nts.:
Series 2013-1A, Cl. B, 2.09%, 7/16/18	540,000	535,815
Series 2013-1A, Cl. C, 3.07%, 8/15/18	600,000	592,481
Structured Asset Securities Corp., Mtg. Loan Asset-Backed Certificates, Series 2007-GEL2, Cl. A2, 0.504%, 5/25/37[4]	10,000,000	8,415,010
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. A2, 1.10%, 3/16/15	321,065	321,041
Series 2012-1, Cl. B, 1.87%, 9/15/15	910,000	909,671
Series 2012-1, Cl. C, 2.52%, 3/15/16	660,000	659,350
Series 2012-1, Cl. D, 3.12%, 3/15/18	565,000	564,369
United Auto Credit Securitization Trust 2013-1, Automobile Receivables Nts.:
Series 2013-1, Cl. B, 1.74%, 4/15/16[9]	975,000	972,656
Series 2013-1, Cl. C, 2.22%, 12/15/17[9]	620,000	617,838
Series 2013-1, Cl. D, 2.90%, 12/15/17[9]	110,000	109,441
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 3/15/16[9]	378,052	378,435
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[9]	569,383	571,399
Total Asset-Backed Securities (Cost $201,123,120)		201,281,102
U.S. Government Obligations—1.1%
Federal Home Loan Mortgage Corp. Nts.:
0.875%, 10/14/16-3/7/18	7,034,000	6,942,403
1.375%, 5/1/20	2,126,000	1,985,142
2.375%, 1/13/22	3,075,000	2,948,445
Federal National Mortgage Assn. Nts.:
0.375%, 7/5/16	1,614,000	1,593,633
0.875%, 5/21/18	424,000	407,206
1.25%, 1/30/17[10]	3,109,000	3,124,554
1.375%, 11/15/16	1,187,000	1,200,475
1.875%, 9/18/18	1,696,000	1,695,108
Total U.S. Government Obligations (Cost $20,256,685)		19,896,966
Non-Convertible Corporate Bonds and Notes—19.9%
Consumer Discretionary—1.7%
Auto Components—0.1%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	1,551,000	1,653,754
Automobiles—0.5%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[9]	1,775,000	1,782,235
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	942,000	1,361,796
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	3,563,000	3,872,618
General Motors Financial Co., Inc., 4.25% Sr. Unsec. Nts., 5/15/23[9]	1,457,000	1,314,943
		8,331,592

28	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure—0.1%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	$560,000	$548,259
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	944,000	1,130,716
		1,678,975
Household Durables—0.2%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	1,662,000	1,736,790
Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/18[9]	1,791,000	1,710,405
		3,447,195
Media—0.4%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	995,000	1,393,704
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	1,129,000	1,078,344
Historic TW, Inc., 9.15% Debs., 2/1/23	201,000	264,686
Interpublic Group of Cos., Inc. (The), 6.25% Sr. Unsec. Nts., 11/15/14	1,043,000	1,096,454
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	1,657,000	1,545,153
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	619,000	680,951
Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	1,031,000	1,150,411
Viacom, Inc., 5.85% Sr. Unsec. Nts., 9/1/43	540,000	548,124
WPP Finance 2010, 5.125% Sr. Unsec. Unsub. Nts., 9/7/42	520,000	470,123
		8,227,950
Multiline Retail—0.2%
Dollar General Corp., 4.125% Nts., 7/15/17	1,886,000	1,980,147
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	2,212,000	2,306,534
		4,286,681
Specialty Retail—0.1%
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21[9]	1,796,000	1,670,280
Textiles, Apparel & Luxury Goods—0.1%
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,755,000	1,634,344
Consumer Staples—1.0%
Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,366,000	2,018,123
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	1,620,000	1,622,351
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	1,746,000	1,619,415
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[9]	1,522,000	1,587,907
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42	850,000	852,127
		7,699,923
Food & Staples Retailing—0.2%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	930,000	897,278
Safeway, Inc., 5.625% Sr. Unsec. Unsub. Nts., 8/15/14	1,663,000	1,734,579

OPPENHEIMER CAPITAL INCOME FUND	29

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Food & Staples Retailing Continued
Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	$838,000	$751,729
		3,383,586
Food Products—0.2%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	1,412,000	1,505,926
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	208,000	213,610
8.50% Sr. Unsec. Nts., 6/15/19	1,120,000	1,362,593
		3,082,129
Personal Products—0.1%
Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	1,868,000	1,861,894
Tobacco—0.1%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	913,000	1,384,716
Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	1,809,000	1,591,493
		2,976,209
Energy—3.1%
Energy Equipment & Services—0.3%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	1,983,000	2,097,086
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14	1,388,000	1,435,751
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	1,300,000	1,329,136
Weatherford International Ltd/Bermuda, 4.50% Sr. Unsec. Unsub. Nts., 4/15/22	925,000	902,170
		5,764,143
Oil, Gas & Consumable Fuels—2.8%
Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts., 3/15/40	634,000	717,412
7.625% Sr. Unsec. Nts., 3/15/14	1,186,000	1,228,007
Buckeye Partners LP, 4.15% Sr. Unsec. Unsub. Nts., 7/1/23	1,010,000	970,188
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[9]	770,000	800,892
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	1,590,000	1,621,800
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	605,000	515,839
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	1,725,000	1,681,875
Continental Resources, Inc., 4.50% Sr. Unsec. Unsub. Nts., 4/15/23	1,892,000	1,868,350
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	3,113,000	3,554,539
DCP Midstream LLC:
5.375% Sr. Unsec. Nts., 10/15/15[9]	1,290,000	1,387,516
5.85% Sec. Sub. Nts., 5/21/43[2]	1,796,000	1,674,770
DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	1,575,000	1,548,609
3.875% Sr. Unsec. Nts., 3/15/23	907,000	828,882
El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Nts., 11/1/42	815,000	720,763
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	1,201,000	1,264,575

30	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	$779,000	$804,244
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	1,312,000	1,345,927
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	465,000	489,828
8.50% Sr. Unsec. Nts., 4/15/14	1,180,000	1,232,694
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[9]	14,000,000	14,718,900
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	1,668,000	1,755,570
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[9]	1,466,000	1,530,138
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[9]	1,681,000	1,689,405
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	939,000	922,188
Spectra Energy Partners LP, 4.60% Sr. Unsec. Nts., 6/15/21	1,078,000	1,103,176
Talisman Energy, Inc.:
5.125% Sr. Unsec. Unsub. Nts., 5/15/15	1,296,000	1,373,321
6.25% Sr. Unsec. Unsub. Nts., 2/1/38	499,000	517,250
Williams Cos, Inc. (The), 3.70% Unsec. Unsub. Nts., 1/15/23	928,000	833,908
Woodside Finance Ltd.:
4.60% Sr. Unsec. Unsub. Nts., 5/10/21[9]	1,390,000	1,448,964
5% Sr. Unsec. Nts., 11/15/13[9]	1,829,000	1,843,050
		51,992,580
Financials—7.8%
Capital Markets—1.6%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[9]	2,385,000	2,795,411
Carlyle Holdings II Finance LLC, 5.625% Unsec. Nts., 3/30/43[9]	857,000	797,302
Deutsche Bank AG, 4.296% Unsec. Sub. Nts., 5/24/28	1,801,000	1,616,026
Goldman Sachs Capital, Inc. (The):
4% Unsec. Sub. Nts., 6/1/43[4]	5,993,000	4,524,715
6.345% Sub. Bonds, 2/15/34	1,710,000	1,634,972
Goldman Sachs Group, Inc. (The), 2.90% Sr. Unsec. Nts., 7/19/18	3,164,000	3,159,289
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[9]	2,772,000	2,980,086
Mellon Capital IV, 4% Perpetual Bonds[4,11]	6,000,000	5,175,000
Morgan Stanley, 6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,129,156
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	3,361,000	3,338,485
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,521,023
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[11]	1,192,000	1,259,050
		29,930,515
Commercial Banks—2.8%
Abbey National Treasury Services plc, 3.05% Sr. Unsec. Unsub. Nts., 8/23/18	2,664,000	2,673,439
Amsouth Bank NA, 5.20% Unsec. Sub. Nts., 4/1/15	1,582,000	1,668,194
Barclays Bank plc, 5.14% Unsec. Sub. Nts., 10/14/20	1,704,000	1,768,229
BPCE SA, 1.70% Sr. Unsec. Nts., 4/25/16	2,799,000	2,771,990
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/1/23	1,820,000	1,703,886

OPPENHEIMER CAPITAL INCOME FUND	31

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Banks Continued
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	$3,032,000	$3,020,630
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	4,560,000	4,645,500
LBG Capital No. 1 plc, 7.875% Unsec. Sub. Nts., 11/1/20[9]	1,654,000	1,765,645
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[9]	1,382,000	1,503,221
PNC Financial Services Group, Inc., 4.85% Perpetual Bonds[11]	1,827,000	1,612,328
Rabobank Capital Funding Trust III, 5.254% Perpetual Bonds[9,11]	2,765,000	2,820,300
Regions Bank, 7.50% Unsec. Sub. Nts., 5/15/18	250,000	292,608
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Serie U11	1,900,000	1,710,000
Santander Holdings USA, Inc., 3.45% Sr. Unsec. Nts., 8/27/18	637,000	645,075
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Nts.[4,11]	11,000,000	10,450,000
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K11	11,118,000	12,452,160
		51,503,205
Consumer Finance—0.3%
Ally Financial, Inc., 3.50% Sr. Unsec. Nts., 7/18/16	1,752,000	1,767,330
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	2,031,000	1,915,605
National Rural Utilities Cooperative Finance Corp., 4.75% Sr. Unsec. Sub. Nts., 4/30/43	941,000	875,130
		4,558,065
Diversified Financial Services—1.0%
Bank of America Corp., 5.20% Perpetual Bonds[11]	1,801,000	1,607,393
Citigroup, Inc.:
1.70% Sr. Unsec. Unsub. Nts., 7/25/16	2,932,000	2,931,953
5.95% Jr. Sub. Perpetual Bonds, Series D11	1,708,000	1,624,735
ING US, Inc., 5.65% Unsec. Sub. Nts., 5/15/53	1,880,000	1,740,087
Jefferies Group, Inc., 5.125% Sr. Unsec. Nts., 1/20/23	903,000	905,719
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[11]	7,833,000	8,644,342
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	1,438,000	1,729,510
		19,183,739
Insurance—1.7%
Allstate Corp., 5.75% Unsec. Sub. Nts., 8/15/53	1,760,000	1,736,900
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	1,671,000	1,867,892
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	851,000	962,118
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[9]	1,490,000	1,555,554
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[9]	1,436,000	1,385,354
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	3,080,000	3,064,600
Marsh & McLennan Cos., Inc., 5.375% Nts., 7/15/14	356,000	370,021
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	10,000,000	14,850,000
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44	1,281,000	1,159,305

32	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Insurance Continued
QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[9]	$2,089,000	$2,007,671
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[9,11]	2,955,000	3,102,750
		32,062,165
Real Estate Investment Trusts (REITs)—0.4%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	861,000	892,079
7% Sr. Unsec. Nts., 10/15/17	1,409,000	1,603,026
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	645,000	609,525
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	1,497,000	1,546,069
Host Hotels & Resorts, Inc., 3.75% Sr. Unsec. Nts., 10/15/23	1,207,000	1,104,226
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14	1,115,000	1,158,767
		6,913,692
Health Care—0.5%
Biotechnology—0.1%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	2,031,000	1,908,108
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	920,000	1,016,045
		2,924,153
Health Care Equipment & Supplies—0.1%
Boston Scientific Corp., 4.125% Sr. Unsec. Unsub. Nts., 10/1/23	1,751,000	1,714,301
Health Care Providers & Services—0.1%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	854,000	993,161
Pharmaceuticals—0.2%
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	1,656,000	1,663,265
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[9]	813,000	794,920
Zoetis, Inc.:
1.875% Sr. Unsec. Nts., 2/1/18[9]	604,000	592,487
4.70% Sr. Unsec. Nts., 2/1/43[9]	903,000	849,143
		3,899,815
Industrials—1.0%
Aerospace & Defense—0.2%
BE Aerospace, Inc., 5.25% Sr. Unsec. Unsub. Nts., 4/1/22	1,652,000	1,643,740
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,584,000	1,718,640
		3,362,380
Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,363,000	1,318,779
Commercial Services & Supplies—0.1%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	1,786,000	1,772,605
Industrial Conglomerates—0.1%
General Electric Capital Corp., 5.25% Perpetual Bonds[11]	1,865,000	1,715,800

OPPENHEIMER CAPITAL INCOME FUND	33

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Machinery—0.2%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	$1,707,000	$1,869,165
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[9]	2,404,000	2,361,716
ITT Corp., 7.375% Unsec. Debs., 11/15/15	638,000	716,190
		4,947,071
Professional Services—0.1%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	1,805,000	1,723,775
Road & Rail—0.1%
Kansas City Southern Railway, 4.30% Sr. Unsec. Nts., 5/15/43[9]	696,000	614,807
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Nts., 7/11/14[9]	1,660,000	1,680,345
4.25% Sr. Unsec. Nts., 1/17/23[9]	865,000	829,188
		3,124,340
Trading Companies & Distributors—0.1%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	1,638,000	1,667,681
Information Technology—0.6%
Computers & Peripherals—0.2%
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	2,988,000	3,053,894
4.75% Sr. Unsec. Nts., 6/2/14	875,000	899,352
		3,953,246
Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp., 4.75% Sr. Unsec. Unsub. Nts., 11/15/14	449,000	469,250
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	2,032,000	2,091,999
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	2,120,000	2,095,270
		4,656,519
IT Services—0.0%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	855,000	773,055
Office Electronics—0.1%
Xerox Corp., 4.25% Sr. Unsec. Unsub. Nts., 2/15/15	1,708,000	1,782,045
Materials—1.1%
Chemicals—0.2%
Dow Chemical Co. (The), 8.55% Sr. Unsec. Unsub. Nts., 5/15/19	1,073,000	1,364,939
LYB International Finance BV, 5.25% Sr. Unsec. Unsub. Nts., 7/15/43	558,000	557,703
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	912,000	852,052
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	1,032,000	918,717
		3,693,411
Containers & Packaging—0.2%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	1,562,000	1,647,910

34	OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Containers & Packaging Continued
Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	$1,712,000	$1,665,079
		3,312,989
Metals & Mining—0.5%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	968,000	996,749
Barrick Gold Corp., 3.85% Sr. Unsec. Unsub. Nts., 4/1/22	845,000	747,849
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	576,917
Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	1,590,000	1,555,491
Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Unsub. Nts., 2/13/15	1,800,000	1,801,714
3.875% Sr. Unsec. Nts., 3/15/23[9]	1,795,000	1,601,398
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,190,000	1,254,010
6% Sr. Unsec. Unsub. Nts., 10/15/15	1,317,000	1,416,739
		9,950,867
Paper & Forest Products—0.2%
Georgia-Pacific LLC, 3.734% Unsec. Nts., 7/15/23[9]	1,332,000	1,294,432
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	1,355,000	1,468,309
		2,762,741
Telecommunication Services—2.0%
Diversified Telecommunication Services—0.8%
AT&T, Inc., 6.30% Sr. Unsec. Unsub. Nts., 1/15/38	2,197,000	2,446,010
British Telecommunications plc, 9.625% Bonds, 12/15/30	1,076,000	1,625,186
CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	1,621,000	1,596,685
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,551,000	1,702,223
Koninklijke KPN NV, 7% Sr. Unsec. Sub. Nts., 3/28/73[9]	1,700,000	1,705,003
MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[9]	1,730,000	1,732,163
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,480,000	1,460,390
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,079,000	1,148,593
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	859,000	965,571
		14,381,824
Wireless Telecommunication Services—1.2%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	1,368,000	1,101,869
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	946,000	877,109
Clearwire Communications LLC/Clearwire Finance, 12% Sr. Sec. Nts., 12/1/15[9]	19,000,000	20,092,500
Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43	530,000	469,302
		22,540,780
Utilities—1.1%
Electric Utilities—0.5%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	1,896,000	1,991,274

OPPENHEIMER CAPITAL INCOME FUND	35

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Electric Utilities Continued
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[4,9,11]	$1,371,000	$1,287,643
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	938,000	919,535
FirstEnergy Corp., 2.75% Sr. Unsec. Unsub. Nts., 3/15/18	978,000	938,299
ITC Holdings Corp., 5.30% Sr. Unsec. Unsub. Nts., 7/1/43	791,000	785,882
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[9]	888,000	889,136
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,293,000	1,233,450
PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[9]	1,685,000	1,812,988
		9,858,207
Energy Traders—0.5%
Calpine Corp., 7.25% Sr. Sec. Nts., 10/15/17[9]	7,848,000	8,220,780
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	1,575,000	1,595,686
		9,816,466
Multi-Utilities—0.1%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	661,000	710,555
Virginia Electric & Power Co., 4.65% Sr. Unsec. Nts., 8/15/43	703,000	707,167
		1,417,722
Total Non-Convertible Corporate Bonds and Notes (Cost $366,046,337)		369,906,349
Convertible Corporate Bonds and Notes—1.3%
Amylin Pharmaceuticals, Inc., 3% Cv. Sr. Unsec. Nts., 6/15/14	13,000,000	13,194,988
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	4,925,000	5,414,422
LifePoint Hospitals, Inc., 3.50% Cv. Sr. Unsec. Sub. Nts., 5/15/14	5,000,000	5,309,375
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Unsub. Nts., 12/15/27[9]	1,000,000	1,157,500
Total Convertible Corporate Bonds and Notes (Cost $23,584,700)		25,076,285
Corporate Loans—1.4%
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4%, 4/23/20[4,8]	7,375,000	7,344,578
Paperweight Development Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.658%, 6/28/19[4]	18,000,000	18,000,000
Total Corporate Loans (Cost $25,158,125)		25,344,578
Event-Linked Bonds—0.3%
Calypso Capital Ltd. Catastrophe Linked Nts., Series 2010-1, Cl. A, 3.722%, 1/10/14[4,9]	2,041,000	2,695,869
Foundation Re III Ltd. Catastrophe Linked Nts., Series 1-A, 5.75%, 2/3/14[4,9]	2,100,000	2,104,620
Total Event-Linked Bonds (Cost $4,929,048)		4,800,489

36	OPPENHEIMER CAPITAL INCOME FUND

	Expiration Date	Strike Price	Contracts		Value
Exchange-Traded Option Purchased—0.0%
Standard & Poor’s 500 Index (The) Call[1] (Cost $755,823)	10/18/13	$1,760.00	600		$55,800
Over-the-Counter Option Purchased—0.0%
Japanese Yen (JPY) Put[1] (Cost $390,000)	5/27/14	1 USD per 120.00 JPY	6,000,000,000		84,060

			Notional Amount
Over-the-Counter Interest Rate Swaptions Purchased—0.6%
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 1.87%; Received: Six-Month JPY BBA LIBOR; Termination Date: 1/25/26[1]	1/22/16		5,406,000,000	JPY	986,405
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.373%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/26[1]	4/26/16		30,000,000		2,540,866
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.41%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/13/26[1]	4/12/16		33,000,000		2,707,537
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.4675%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/13/26[1]	4/12/16		33,000,000		2,614,465
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4.50%; Received: Three-Month BBA LIBOR; Termination Date: 2/28/27[1]	2/27/17		50,000,000		2,677,804
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,804,593)					11,527,077

			Shares
Investment Companies—24.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[12,13]			220,971,754		220,971,754
Oppenheimer Master Loan Fund, LLC[12]			13,905,007		191,524,774
Oppenheimer Short Duration Fund, Cl. Y12			3,024,126		30,301,737
SPDR Gold Trust			16,000		2,153,920
Total Investment Companies (Cost $445,384,772)					444,952,185
Total Investments, at Value (Cost $1,897,913,668)			109.4%		2,028,954,952
Liabilities in Excess of Other Assets			(9.4)		(174,566,045)

Net Assets			100.0%		$1,854,388,907

OPPENHEIMER CAPITAL INCOME FUND	37

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments

*August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of accompanying Consolidated Notes.

Notional amount and strike price are reported in U.S. Dollars, except for those denoted in the following currency:

JPY	Japanese Yen

1. Non-income producing security.

2. Restricted security. The aggregate value of restricted securities as of August 30, 2013 was $92,228,585, which represents 4.97% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Aircraft Lease Securitisation Ltd., Airplane Asset-Backed Securities, Series 2007-1A, Cl. G3, 0.446%,5/10/32	5/14/13-7/19/13	$27,476,056	$27,445,088	$(30,968)
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G1, 0.454%, 6/15/32	7/28/10-10/21/10	25,776,673	24,230,439	(1,546,234)
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G2, 0.464%, 6/15/32	4/8/11	9,221,804	8,386,984	(834,820)
Blade Engine Securitization Ltd., Airplane Receivables, Series 2006-1AW, Cl. A1, 0.484%, 9/15/41	4/19/13-5/29/13	17,644,988	17,358,227	(286,761)
Blade Engine Securitization Ltd., Asset-Backed Certificates, Series 2006-1A, Cl. B, 3.184%, 9/15/41	11/10/09	5,857,662	6,517,272	659,610
Bond Street Holdings LLC, Cl. A	11/4/09	5,700,000	3,990,000	(1,710,000)
DCP Midstream LLC, 5.85% Sec. Sub. Nts., 5/21/43	5/16/13	1,802,050	1,674,770	(127,280)
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.366%, 11/1/36	10/24/12	984,571	1,030,988	46,417
Ras Propack Lamipack Ltd., Collateralized Debt Obligations, Series 2005-1A, Cl. G, 0.672%, 3/20/24	6/11/13	972,517	966,692	(5,825)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	109,081	109,089	8
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-4/9/13	517,694	519,036	1,342

		$96,063,096	$92,228,585	$(3,834,511)

3. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $381,010. See Note 6 of the accompanying Consolidated Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $14,183,299 or 0.76% of the Fund’s net assets as of August 30, 2013.

38	OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $237,745 or 0.01% of the Fund’s net assets as of August 30, 2013.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after August 30, 2013. See Note 1 of the accompanying Consolidated Notes.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $139,242,866 or 7.51% of the Fund’s net assets as of August 30, 2013.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $281,401. See Note 6 of the accompanying Consolidated Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2012	Gross Additions	Gross Reductions		Shares August 30, 2013
H.J. Heinz Finance Co., 8% Cum., Series B	295	—	295	[a]	—
Oppenheimer Institutional Money Market Fund, Cl. E	206,909,741	464,746,767	450,684,754		220,971,754
Oppenheimer Master Loan Fund, LLC	11,000,141	2,904,866	—		13,905,007
Oppenheimer Short Duration Fund, Cl. Y	2,011,498	1,012,628	—		3,024,126

		Value	Income		Realized Gain (Loss)
H.J. Heinz Finance Co., 8% Cum., Series B		$—	$2,360,000		$(1,305,002)
Oppenheimer Institutional Money Market Fund, Cl. E		220,971,754	353,293		—
Oppenheimer Master Loan Fund, LLC		191,524,774	10,664,633	[b]	2,522,884 [b]
Oppenheimer Short Duration Fund, Cl. Y		30,301,737	125,443		—

		$442,798,265	$13,503,369		$1,217,882

a. All or a portion is the result of a corporate action.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

13. Rate shown is the 7-day yield as of August 30, 2013.

Forward Currency Exchange Contracts as of August 30, 2013 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Citibank NA
Euro (EUR)	Sell	10,000	EUR	9/30/13	$13,217,722	$—	$175,672
State Street Bank
Euro (EUR)	Sell	2,050	EUR	11/18/13	2,710,196	8,301	—

Total unrealized appreciation and depreciation						$8,301	$175,672

OPPENHEIMER CAPITAL INCOME FUND	39

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Futures Contracts as of August 30, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Corn	Buy	80	12/13/13	$1,928,000	$(262,090)
Euro BTP	Sell	220	9/6/13	32,475,318	(82,751)
Soybean	Buy	32	11/14/14	1,941,200	(25,201)
U.S. Long Bonds	Buy	216	12/19/13	28,491,750	316,124
U.S. Treasury Nts., 2 yr.	Sell	31	12/31/13	6,812,250	1,232
U.S. Treasury Nts., 5 yr.	Sell	487	12/31/13	58,284,008	(124,760)
U.S. Treasury Nts., 10 yr.	Buy	32	12/19/13	3,977,000	(2,128)
U.S. Treasury Ultra Bonds	Buy	158	12/19/13	22,416,250	647,205

					$467,631

Over-the-Counter Credit Default Swaps as of August 30, 2013 are as follows:
Reference Entity/Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Premiums Received/ (Paid)	Value	Unrealized Appreciation
CDX North America Investment Grade Index, Series 20
JPMorgan Chase Bank NA	Sell	$25,000	1.0%	6/20/18	$(118,806)	$233,595	$114,789

				Grand Total Buys	—	—	—
				Grand Total Sells	(118,806)	233,595	114,789

				Total Credit Default Swaps	$(118,806)	$233,595	$114,789

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$25,000,000	$—	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

40	OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments Continued

Over-the Counter Total Return Swap Contracts as of August 30, 2013 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
The Blackstone Group LP:
Goldman Sachs International	$5,059	Five-Month USD BBA LIBOR plus 58 basis points and if negative, the absolute value of the Total Return of The Blackstone Group LP	If positive, the Total Return of The Blackstone Group LP	12/12/13	$287,546
Goldman Sachs International	2,805	Eight-Month USD BBA LIBOR plus 58 basis points and if negative, the absolute value of the Total Return of The Blackstone Group LP	If positive, the Total Return of The Blackstone Group LP	12/12/13	261,223

			Total of Total Return Swaps		$548,769

Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

See accompanying Consolidated Notes to Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	41

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES    August 30, 20131

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,454,502,493)	$1,586,156,687
Affiliated companies (cost $443,411,175)	442,798,265
2,028,954,952
Cash	3,762,061
Cash used for collateral on futures	1,689,329
Unrealized appreciation on foreign currency exchange contracts	8,301
Swaps, at value (premiums paid $118,806)	782,364
Receivables and other assets:
Investments sold (including $42,249,309 sold on a when-issued or delayed delivery basis)	43,953,725
Interest, dividends and principal paydowns	9,786,890
Shares of beneficial interest sold	3,628,149
Variation margin receivable	215,589
Other	157,915
Total assets	2,092,939,275
Liabilities
Unrealized depreciation on foreign currency exchange contracts	175,672
Payables and other liabilities:
Investments purchased (including $232,714,667 purchased on a when-issued or delayed delivery basis)	235,822,820
Shares of beneficial interest redeemed	1,653,627
Distribution and service plan fees	371,244
Transfer and shareholder servicing agent fees	210,639
Trustees’ compensation	146,677
Shareholder communications	92,686
Variation margin payable	10,255
Other	66,748
Total liabilities	238,550,368
Net Assets	$1,854,388,907
Composition of Net Assets
Par value of shares of beneficial interest	$200,314
Additional paid-in capital	2,209,575,508
Accumulated net investment income	14,141,993
Accumulated net realized loss on investments and foreign currency transactions	(501,533,961)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	132,005,053
Net Assets	$1,854,388,907

42	OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,512,075,876 and 162,787,326 shares of beneficial interest outstanding)	$9.29
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.86
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,682,917 and 3,707,323 shares of beneficial interest outstanding)	$9.09
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $182,920,040 and 20,259,551 shares of beneficial interest outstanding)	$9.03
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,074,831 and 2,187,819 shares of beneficial interest outstanding)	$9.18
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $105,635,243 and 11,371,959 shares of beneficial interest outstanding)	$9.29

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	43

CONSOLIDATED STATEMENT OF OPERATIONS  For the Year Ended August 30, 20131

Allocation of Income and Expenses from Master Fund[2]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$10,657,144
Dividends	7,489
Net expenses	(541,427)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	10,123,206
Investment Income
Interest (net of foreign withholding taxes of $2,920)	35,558,031
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $243,390)	16,665,418
Affiliated companies	2,838,736
Fee income on when-issued securities	3,612,363
Other income	39,806
Total investment income	58,714,354
Expenses
Management fees	9,418,306
Distribution and service plan fees:
Class A	3,383,820
Class B	384,797
Class C	1,393,361
Class N	99,700
Transfer and shareholder servicing agent fees:
Class A	1,999,889
Class B	165,557
Class C	256,645
Class N	49,567
Class Y	68,536
Shareholder communications:
Class A	258,681
Class B	15,803
Class C	29,566
Class N	4,067
Class Y	7,212
Trustees’ compensation	104,342
Custodian fees and expenses	12,071
Other	300,705
Total expenses	17,952,625
Less waivers and reimbursements of expenses	(833,143)
Net expenses	17,119,482
Net Investment Income	51,718,078

44	OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$39,053,999
Affiliated companies	(1,305,002)
Closing and expiration of futures contracts	(8,133,932)
Foreign currency transactions	1,020,827
Swap contracts	(1,316,890)
Net realized gain allocated from Oppenheimer Master Loan Fund, LLC	2,522,884
Total net realized gain	31,841,886
Net change in unrealized appreciation/depreciation on:
Investments	1,027,877
Translation of assets and liabilities denominated in foreign currencies	(195,825)
Futures contracts	(617,047)
Swap contracts	663,558
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Loan Fund, LLC	(968,311)
Total net change in unrealized appreciation/depreciation	(89,748)
Net Increase in Net Assets Resulting from Operations	$83,470,216

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Consolidated Notes.

2. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	45

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 30, 2013[1]	Year Ended August 31, 2012[2]
Operations
Net investment income	$51,718,078	$48,682,907
Net realized gain	31,841,886	37,197,310
Net change in unrealized appreciation/depreciation	(89,748)	60,106,574
Net increase in net assets resulting from operations	83,470,216	145,986,791
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(55,849,320)	(55,099,362)
Class B	(1,165,599)	(1,400,187)
Class C	(4,138,579)	(3,210,056)
Class N	(744,207)	(740,433)
Class Y	(2,286,840)	(255,440)
	(64,184,545)	(60,705,478)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	72,138,437	(76,615,442)
Class B	(10,665,127)	(8,768,621)
Class C	69,885,468	8,150,935
Class N	(1,175,498)	(419,563)
Class Y	82,564,617	17,649,070
	212,747,897	(60,003,621)
Net Assets
Total increase	232,033,568	25,277,692
Beginning of period	1,622,355,339	1,597,077,647
End of period (including accumulated net investment income of $14,141,993 and $20,484,367, respectively)	$1,854,388,907	$1,622,355,339

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

46	OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended August 30, 2013[1]	Year Ended August 31, 2012[2]	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.17	$8.70	$8.18	$7.50	$10.44
Income (loss) from investment operations:
Net investment income[3]	.29	.28	.31	.30	.48
Net realized and unrealized gain (loss)	.19	.54	.58	.53	(3.11)
Total from investment operations	.48	.82	.89	.83	(2.63)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.36)	(.35)	(.37)	(.15)	(.12)
Distributions from net realized gain	—	—	—	—	(.19)
Total dividends and/or distributions to shareholders	(.36)	(.35)	(.37)	(.15)	(.31)
Net asset value, end of period	$9.29	$9.17	$8.70	$8.18	$7.50
Total Return, at Net Asset Value[4]	5.30%	9.69%	11.06%	11.13%	(25.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,512,076	$1,422,232	$1,423,082	$1,450,829	$1,521,396
Average net assets (in thousands)	$1,468,782	$1,400,955	$1,486,145	$1,512,770	$1,388,938
Ratios to average net assets:[5]
Net investment income	3.07%[6]	3.18%[6]	3.55%[6]	3.75%	6.64%
Total expenses[7]	0.98%[6]	1.00%[6]	0.99%[6]	1.02%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%[6]	0.96%[6]	0.96%[6]	0.90%	0.94%
Portfolio turnover rate[8]	84%	80%	92%	77%	92%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Total expenses including all affiliated fund expenses were as follows:

Year Ended August 30, 2013	1.00%
Year Ended August 31, 2012	1.02%
Year Ended August 31, 2011	1.01%
Year Ended August 31, 2010	1.04%
Year Ended August 31, 2009	1.03%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	47

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class B	Year Ended August 30, 2013[1]	Year Ended August 31, 2012[2]	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$8.98	$8.51	$8.01	$7.36	$10.31
Income (loss) from investment operations:
Net investment income[3]	.19	.19	.22	.22	.41
Net realized and unrealized gain (loss)	.19	.54	.57	.52	(3.09)
Total from investment operations	.38	.73	.79	.74	(2.68)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.26)	(.29)	(.09)	(.08)
Distributions from net realized gain	—	—	—	—	(.19)
Total dividends and/or distributions to shareholders	(.27)	(.26)	(.29)	(.09)	(.27)
Net asset value, end of period	$9.09	$8.98	$8.51	$8.01	$7.36
Total Return, at Net Asset Value[4]	4.24%	8.80%	9.94%	10.05%	(25.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,683	$43,790	$50,221	$65,079	$87,518
Average net assets (in thousands)	$38,619	$45,562	$60,410	$75,369	$88,562
Ratios to average net assets:[5]
Net investment income	2.10%[6]	2.20%[6]	2.55%[6]	2.81%	5.80%
Total expenses[7]	2.07%[6]	2.12%[6]	2.12%[6]	2.14%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%[6]	1.94%[6]	1.97%[6]	1.85%	1.85%
Portfolio turnover rate[8]	84%	80%	92%	77%	92%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Total expenses including all affiliated fund expenses were as follows:

Year Ended August 30, 2013	2.09%
Year Ended August 31, 2012	2.14%
Year Ended August 31, 2011	2.14%
Year Ended August 31, 2010	2.16%
Year Ended August 31, 2009	2.04%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225

See accompanying Notes to Consolidated Financial Statements.

48	OPPENHEIMER CAPITAL INCOME FUND

Class C	Year Ended August 30, 2013[1]	Year Ended August 31, 2012[2]	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$8.93	$8.47	$7.98	$7.33	$10.26
Income (loss) from investment operations:
Net investment income[3]	.20	.20	.23	.23	.41
Net realized and unrealized gain (loss)	.19	.53	.56	.52	(3.07)
Total from investment operations	.39	.73	.79	.75	(2.66)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.27)	(.30)	(.10)	(.08)
Distributions from net realized gain	—	—	—	—	(.19)
Total dividends and/or distributions to shareholders	(.29)	(.27)	(.30)	(.10)	(.27)
Net asset value, end of period	$9.03	$8.93	$8.47	$7.98	$7.33
Total Return, at Net Asset Value[4]	4.41%	8.91%	10.00%	10.19%	(25.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$182,920	$112,220	$98,566	$100,299	$112,970
Average net assets (in thousands)	$140,184	$101,423	$102,156	$106,999	$82,632
Ratios to average net assets:[5]
Net investment income	2.24%[6]	2.32%[6]	2.67%[6]	2.88%	5.77%
Total expenses[7]	1.80%[6]	1.86%[6]	1.87%[6]	1.89%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%[6]	1.82%[6]	1.84%[6]	1.77%	1.80%
Portfolio turnover rate[8]	84%	80%	92%	77%	92%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Total expenses including all affiliated fund expenses were as follows:

Year Ended August 30, 2013	1.82%
Year Ended August 31, 2012	1.88%
Year Ended August 31, 2011	1.89%
Year Ended August 31, 2010	1.91%
Year Ended August 31, 2009	1.92%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	49

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class N	Year Ended August 30, 2013[1]	Year Ended August 31, 2012[2]	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.07	$8.60	$8.09	$7.42	$10.36
Income (loss) from investment operations:
Net investment income[3]	.25	.25	.27	.27	.44
Net realized and unrealized gain (loss)	.19	.54	.58	.52	(3.09)
Total from investment operations	.44	.79	.85	.79	(2.65)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.32)	(.34)	(.12)	(.10)
Distributions from net realized gain	—	—	—	—	(.19)
Total dividends and/or distributions to shareholders	(.33)	(.32)	(.34)	(.12)	(.29)
Net asset value, end of period	$9.18	$9.07	$8.60	$8.09	$7.42
Total Return, at Net Asset Value[4]	4.89%	9.44%	10.65%	10.74%	(25.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,075	$20,994	$20,319	$22,533	$24,678
Average net assets (in thousands)	$20,943	$20,340	$22,331	$24,365	$21,877
Ratios to average net assets:[5]
Net investment income	2.73%[6]	2.84%[6]	3.18%[6]	3.37%	6.25%
Total expenses[7]	1.33%[6]	1.34%[6]	1.35%[6]	1.42%	1.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%[6]	1.30%[6]	1.32%[6]	1.28%	1.31%
Portfolio turnover rate[8]	84%	80%	92%	77%	92%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Total expenses including all affiliated fund expenses were as follows:

Year Ended August 30, 2013	1.35%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.37%
Year Ended August 31, 2010	1.44%
Year Ended August 31, 2009	1.45%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334
Year Ended August 31, 2010	$3,224,346,084	$3,374,267,286
Year Ended August 31, 2009	$3,381,592,419	$3,374,427,225

See accompanying Notes to Consolidated Financial Statements.

50	OPPENHEIMER CAPITAL INCOME FUND

Class Y	Year Ended August 30, 2013[1]	Year Ended August 31, 2012[2]	Period Ended August 31, 2011[3]

Per Share Operating Data
Net asset value, beginning of period	$9.18	$8.70	$8.63
Income (loss) from investment operations:
Net investment income[4]	.30	.30	.21
Net realized and unrealized gain	.19	.55	— [5]
Total from investment operations	.49	.85	.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.38)	(.37)	(.14)
Distributions from net realized gain	—	—	—
Total dividends and/or distributions to shareholders	(.38)	(.37)	(.14)
Net asset value, end of period	$9.29	$9.18	$8.70
Total Return, at Net Asset Value[6]	5.49%	10.17%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,635	$23,119	$4,890
Average net assets (in thousands)	$63,500	$7,746	$3,287
Ratios to average net assets:[7,8]
Net investment income	3.27%	3.46%	4.04%
Total expenses[9]	0.72%	0.69%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.65%	0.56%
Portfolio turnover rate[10]	84%	80%	92%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. For the period from January 28, 2011 (inception of offering) to August 31, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Less than $0.005 per share.

6. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7. Annualized for periods less than one full year.

8. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

9. Total expenses including all affiliated fund expenses were as follows:

Year Ended August 30, 2013	0.74%
Year Ended August 31, 2012	0.71%
Period Ended August 31, 2011	0.61%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Period Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

OPPENHEIMER CAPITAL INCOME FUND	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Capital Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s consolidated financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary, Oppenheimer Capital Income Fund (Cayman) Ltd. (the “Subsidiary”), and the results of operations on a consolidated basis. Prior to August 30, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund

52	OPPENHEIMER CAPITAL INCOME FUND

implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the Consolidated Statement of Assets and Liabilities were affected by the change as follows: cash increased $755,699; other assets increased $15,000; payables and other liabilities increased $18,668 and investments at value, wholly-owned subsidiary decreased $752,031. For the year ended August 30, 2013, the financial statement line items on the Consolidated Statements of Operations and Changes in Net Assets were affected by the change as follows: net investment income includes a net investment loss from the Subsidiary of $53,775; net realized gain includes $12,645 of losses realized by the Subsidiary and net change in unrealized depreciation includes $66,420 of change experienced by the Subsidiary. For the year ended August 31, 2012, the following changes were made to the Consolidated Statement of Changes in Net Assets: net investment income decreased $18,062; net realized gain decreased $7 and net change in unrealized appreciation increased by $18,069. The changes to the Consolidated Financial Highlights were immaterial.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while

OPPENHEIMER CAPITAL INCOME FUND	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of August 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$232,714,667
Sold securities	42,249,309

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Capital Income Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Capital Income Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of

54	OPPENHEIMER CAPITAL INCOME FUND

the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended August 30, 2013, the Subsidiary has a deficit of $193,488 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At August 30, 2013, the Fund owned 7,500 shares with a market value of $6,832,140.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

OPPENHEIMER CAPITAL INCOME FUND	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or

56	OPPENHEIMER CAPITAL INCOME FUND

excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$6,756,856	$—	$496,445,801	$134,133,868

1. As of August 30, 2013, the Fund had $496,445,801 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$10,682,367
2018	485,763,434

Total	$496,445,801

Of these losses, $10,682,367 are subject to loss limitation rules resulting from merger activity. These losses will be available for utilization August 31, 2014.

2. During the fiscal year ended August 30, 2013, the Fund utilized $26,312,480 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 31, 2012, the Fund utilized $25,330,478 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 30, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$6,124,093	$6,124,093

OPPENHEIMER CAPITAL INCOME FUND	57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

The tax character of distributions paid during the years ended August 30, 2013 and August 31, 2012 was as follows:

	Year Ended August 30, 2013	Year Ended August 31, 2012
Distributions paid from:
Ordinary income	$64,184,545	$60,705,478

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,895,151,020
Federal tax cost of other investments	(54,292,914)

Total federal tax cost	$1,840,858,106

Gross unrealized appreciation	$180,036,138
Gross unrealized depreciation	(45,902,270)

Net unrealized appreciation	$134,133,868

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual

58	OPPENHEIMER CAPITAL INCOME FUND

basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

OPPENHEIMER CAPITAL INCOME FUND	59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

60	OPPENHEIMER CAPITAL INCOME FUND

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

OPPENHEIMER CAPITAL INCOME FUND	61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of August 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$57,788,036	$—	$—	$57,788,036
Consumer Staples	37,308,500	—	—	37,308,500
Energy	68,812,444	5,921,456	—	74,733,900
Financials	78,888,101	5,250,000	—	84,138,101
Health Care	67,996,793	4,864,259	—	72,861,052
Industrials	79,753,374	—	—	79,753,374
Information Technology	71,223,296	—	—	71,223,296
Materials	28,993,295	—	—	28,993,295
Telecommunication Services	25,002,558	—	—	25,002,558
Utilities	28,687,817	—	—	28,687,817
Preferred Stocks	6,360,495	8,072,548	—	14,433,043

62	OPPENHEIMER CAPITAL INCOME FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Mortgage-Backed Obligations	$—	$351,107,089	$—	$351,107,089
Asset-Backed Securities	—	148,663,512	52,617,590	201,281,102
U.S. Government Obligations	—	19,896,966	—	19,896,966
Non-Convertible Corporate Bonds and Notes	—	369,906,349	—	369,906,349
Convertible Corporate Bonds and Notes	—	25,076,285	—	25,076,285
Corporate Loans	—	25,344,578	—	25,344,578
Event-Linked Bonds	—	4,800,489	—	4,800,489
Exchange-Traded Option Purchased	55,800	—	—	55,800
Over-the-Counter Option Purchased	—	84,060	—	84,060
Over-the-Counter Interest Rate Swaptions Purchased	—	11,527,077	—	11,527,077
Investment Companies	253,427,411	191,524,774	—	444,952,185

Total Investments, at Value	804,297,920	1,172,039,442	52,617,590	2,028,954,952
Other Financial Instruments:
Foreign currency exchange contracts	—	8,301	—	8,301
Variation margin receivable	215,589	—	—	215,589
Swaps, at value	—	782,364	—	782,364

Total Assets	$804,513,509	$1,172,830,107	$52,617,590	$2,029,961,206

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(175,672)	$—	$(175,672)
Variation margin payable	(10,255)	—	—	(10,255)

Total Liabilities	$(10,255)	$(175,672)	$—	$(185,927)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2	Transfers into Level 3
Assets Table
Investments, at Value:
Common Stocks
Energy	$—	$(11,035,159)[a]	$11,035,159[a]	$—	$—
Preferred Stocks	6,418,830[b]	—	—	(6,418,830)[b]	—	[c]
Asset-Backed Securities	—	—	—	(6,903,913)[c]	6,903,913

Total Assets	$6,418,830	$(11,035,159)	$11,035,159	$(13,322,743)	$6,903,913

OPPENHEIMER CAPITAL INCOME FUND	63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

a. Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

b. Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

c. Transferred from Level 2 to Level 3 because of the lack of observable market data.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of August 31, 2012	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]	Purchases	Transfers into Level 3	Value as of August 30, 2013
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$(3,775,233)	$106,185	$49,382,725	$6,903,913	$52,617,590

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to level 3 investments still held at August 30, 2013 includes:

Change in unrealized appreciation/depreciation
Asset-Backed Securities	$(758,336)

The following provides information regarding assets in which significant unobservable inputs (level) were used by the Manager in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker:

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of August 30, 2013:

	Value as of August 30, 2013	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$52,617,590	Broker quotes and cash flow model	Proprietary model	N/A	N/A	(a)

Total	$52,617,590

(a) Securities classified as Level 3 whose unadjusted values were provided by a broker-dealer for which such inputs are unobservable. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

64	OPPENHEIMER CAPITAL INCOME FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 30, 2013		Year Ended August 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	23,642,395	$220,539,567	10,921,285	$96,573,451
Dividends and/or distributions reinvested	5,748,038	52,839,693	6,052,945	52,096,200
Redeemed	(21,627,328)	(201,240,823)	(25,611,585)	(225,285,093)

Net increase (decrease)	7,763,105	$72,138,437	(8,637,355)	$(76,615,442)

Class B
Sold	477,637	$4,360,578	855,722	$7,368,906
Dividends and/or distributions reinvested	126,915	1,141,639	162,305	1,367,368
Redeemed	(1,774,270)	(16,167,344)	(2,039,697)	(17,504,895)

Net decrease	(1,169,718)	$(10,665,127)	(1,021,670)	$(8,768,621)

Class C
Sold	9,959,753	$90,454,935	2,691,314	$23,248,449
Dividends and/or distributions reinvested	414,136	3,704,982	349,558	2,933,613
Redeemed	(2,678,566)	(24,274,449)	(2,106,962)	(18,031,127)

Net increase	7,695,323	$69,885,468	933,910	$8,150,935

Class N
Sold	518,206	$4,770,142	487,732	$4,243,520
Dividends and/or distributions reinvested	76,804	697,434	81,793	696,509
Redeemed	(722,639)	(6,643,074)	(617,424)	(5,359,592)

Net decrease	(127,629)	$(1,175,498)	(47,899)	$(419,563)

Class Y
Sold	11,778,421	$109,885,511	2,143,991	$19,277,999
Dividends and/or distributions reinvested	198,993	1,830,047	25,160	217,466
Redeemed	(3,124,651)	(29,150,941)	(212,163)	(1,846,395)

Net increase	8,852,763	$82,564,617	1,956,988	$17,649,070

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 30, 2013, were as follows:

	Purchases	Sales
Investment securities	$1,068,231,128	$1,044,653,206
U.S. government and government agency obligations	55,890,559	56,421,824
To Be Announced (TBA) mortgage-related securities	3,481,764,612	3,521,818,336

OPPENHEIMER CAPITAL INCOME FUND	65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Consolidated Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The

66	OPPENHEIMER CAPITAL INCOME FUND

Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$9,322,937
Class C	10,219,898
Class N	1,035,321

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
August 30, 2013	$504,795	$1,245	$53,381	$12,965	$1,872

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the year ended August 30, 2013, the Manager waived $19,614.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF,

OPPENHEIMER CAPITAL INCOME FUND	67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Oppenheimer Short Duration Fund and the Master Fund. During the year ended August 30, 2013, the Manager waived fees and/or reimbursed the Fund $781,470 for management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended August 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$32,059

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

68	OPPENHEIMER CAPITAL INCOME FUND

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended August 30, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $771,525 and $14,364,116, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

70	OPPENHEIMER CAPITAL INCOME FUND

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the year ended August 30, 2013, the Fund had an ending monthly average market value of $97,627,916 and $112,884,786 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended August 30, 2013, the Fund had an ending monthly average market value of $266,538 and $247,326 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of August 30, 2013, the Fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statements of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments

72	OPPENHEIMER CAPITAL INCOME FUND

received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the year ended August 30, 2013, the Fund had ending monthly average notional amounts of $23,246,831 and $13,461,538 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the year ended August 30, 2013, the Fund had ending monthly average notional amounts of $1,670,546 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

74	OPPENHEIMER CAPITAL INCOME FUND

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the year ended August 30, 2013, the Fund had an ending monthly average market value of $5,640,050 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of August 30, 2013, the Fund has required certain counterparties to post collateral of $14,520,836.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

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For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at August 30, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Goldman Sachs International	$1,535,174	$—	$(1,535,174)	$—	$—
JPMorgan Chase Bank NA	10,858,327	—	(10,858,327)	—	—
State Street Bank	8,301	—	—	—	8,301

Total	$12,401,802	$—	$(12,393,501)	$—	$8,301

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at August 30, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Citibank NA	$(175,672)	$—	$175,672	$—	$—

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund to an individual counterparty. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of August 30, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$233,595
Equity contracts	Swaps, at value	548,769
Commodity contracts	Variation margin receivable	2,000	*	Variation margin payable	$400	*
Interest rate contracts	Variation margin receivable	213,589	*	Variation margin payable	9,855	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	8,301		Unrealized depreciation on foreign currency exchange contracts	175,672
Equity contracts	Investments, at value	55,800	**
Foreign exchange contracts	Investments, at value	84,060	**
Interest rate contracts	Investments, at value	11,527,077	**

Total		$12,673,191			$185,927

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Commodity contracts	$—	$(12,645)	$—	$—	$(12,645)
Credit contracts	—	—	—	(1,316,890)	(1,316,890)
Equity contracts	638,925	221,502	—	—	860,427
Foreign exchange contracts	—	—	1,174,413	—	1,174,413
Interest rate contracts	(4,957,217)	(8,345,313)	—	—	(13,302,530)
Volatility contracts	—	2,524	—	—	2,524

Total	$(4,318,292)	$(8,133,932)	$1,174,413	$(1,316,890)	$(12,594,701)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

78	OPPENHEIMER CAPITAL INCOME FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$—	$(307,391)	$—	$—	$(307,391)
Credit contracts	—	—	—	114,789	114,789
Equity contracts	(700,023)	—	—	548,769	(151,254)
Foreign exchange contracts	(305,940)	—	(92,081)	—	(398,021)
Interest rate contracts	9,370,126	(309,656)	—	—	9,060,470

Total	$8,364,163	$(617,047)	$(92,081)	$663,558	$8,318,593

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of August 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Capital Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Capital Income Fund and Subsidiary, including the consolidated statement of investments, as of August 30, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund and Subsidiary as of August 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, Oppenheimer Capital Income Fund has elected to change its method of accounting for its investment in Oppenheimer Capital Income Fund (Cayman) Ltd., a wholly-owned investment company.

KPMG LLP

Denver, Colorado

October 17, 2013

OPPENHEIMER CAPITAL INCOME FUND	81

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended August 30, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 20.61% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 30, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $13,130,453 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 30, 2013, the maximum amount allowable but not less than $36,169,958 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

82	OPPENHEIMER CAPITAL INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

OPPENHEIMER CAPITAL INCOME FUND	83

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michelle Borré and Krishna Memani, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail Conservative Allocation funds. The Board considered that the Fund outperformed its performance category median for the one-year and three-year periods, although it underperformed its performance category median for the five-year and ten-year periods. The Board also considered that the Fund’s performance for the one- and three-year periods was in the second quintile of its performance category. The Board also noted that the Fund had changed portfolio managers effective April 15, 2009 and that the Fund’s one- and three-year rankings are evidence of the strong performance the portfolio managers have delivered for the Fund.

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Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Conservative Allocation funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective rate was lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER CAPITAL INCOME FUND	85

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES

TO CONSOLIDATED STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete consolidated schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

86	OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER CAPITAL INCOME FUND	87

TRUSTEES AND OFFICERS    Unaudited / Continued

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief

OPPENHEIMER CAPITAL INCOME FUND	89

TRUSTEES AND OFFICERS    Unaudited / Continued

William F. Glavin, Jr., Continued	Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Gabinet and Mss. Borré and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michelle Borré, Vice President (since 2009) Year of Birth: 1967	Vice President of the Sub-Adviser (since April 2003); Senior Portfolio Manager of the Sub-Adviser (since April 2009); Senior Research Analyst of the Sub-Adviser (February 2003-April 2009). Ms. Borre held various positions, including Managing Director and Partner, at J&W Seligman (July 1996 -January 2003). Adjunct Professor of Finance and Economics at Columbia Business School; Served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (from 2004 to 2005). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Chief Investment Officer, Fixed Income of the Sub-Adviser (since January 2013) and Head of the Investment Grade Fixed Income Team of the Sub-Adviser (since March 2009). Director of Fixed Income of the Sub-Adviser (October 2010-December 2012) and Senior Vice President of the Sub-Adviser (March 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and

90	OPPENHEIMER CAPITAL INCOME FUND

Krishna Memani, Continued	Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

OPPENHEIMER CAPITAL INCOME FUND	91

OPPENHEIMER CAPITAL INCOME FUND

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	K&L Gates LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

92	OPPENHEIMER CAPITAL INCOME FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER CAPITAL INCOME FUND	93

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

94	OPPENHEIMER CAPITAL INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800. CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0300.001.0813 October 21, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $44,100 in fiscal 2013 and $43,200 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $477,830 in fiscal 2013 and $583,556 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $3,600 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $492,036 in fiscal 2013 and $317,764 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $969,866 in fiscal 2013 and $904,920 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/14/2013